                           BANK OF BOSTON CORPORATION

                             Boston, Massachusetts



                                    Restated

                     Articles of Organization, as amended

                          BANK OF BOSTON CORPORATION

                                   Restated
                           Articles of Organization

                               Table of Contents

                                                               Page
                                   ARTICLE 1
Name                                                             1


                                   ARTICLE 2
Purpose                                                          1


                                   ARTICLE 3
Authorized Capital Stock                                         1


                                   ARTICLE 4
Common Stock                                                     1
Preferred Stock, General                                         1
Preferred Stock, Series A                                        2
Preferred Stock, Series B                                        18
Preferred Stock, Series C                                        34
Preferred Stock, Series D                                        49
Preferred Stock, Series E                                        60
Preferred Stock, Series F                                        70

                                   ARTICLE 5
Transfer Restrictions, if any                                    80

                                   ARTICLE 6
Amendment of By-Laws                                             80
Stockholders Meetings                                            80
Corporation as Partner                                           80
Limitation on Director Liability                                 80

                          BANK OF BOSTON CORPORATION
                           ARTICLES OF ORGANIZATION

                                   Restated
                               November 24, 1993

                                   ARTICLE 1

The name by which the corporation shall be known is "Bank of Boston
Corporation."

                                   ARTICLE 2

The purposes for which the corporation is formed are as follows:

     To buy, sell, deal in, or hold securities of every kind and description; and in general to carry on any business permitted to corporations organized under Chapter 156B of the Massachusetts General Laws as now in force or hereafter amended.

                                   ARTICLE 3

The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

     Preferred Stock, no par value:             10,000,000
     Common Stock par value $2.25 per share:   200,000,000

                                   ARTICLE 4

(A) There shall be a class of common stock having a par value of $2.25 per share consisting of 200,000,000 shares. The holders of record of such common stock shall have one vote for each share of such common stock held by them, respectively.

(B) There shall be a class of Preferred Stock consisting of 10,000,000 shares without par value. The shares of the Preferred Stock are to be issuable at any time or from time to time in one or more series as and when established by the Board of Directors, each such series to have such designation or title as may be fixed by the Directors prior to the issuance of any shares thereof, and each such series may differ from every other series already outstanding as may be determined by the Directors prior to the issuance of any shares thereof, in any or all of the following, but in no other respects:

(a) the rate of dividend (cumulative or non-cumulative) to which holders of the Preferred Stock of any such series shall be entitled;

(b) the terms and manner of the redemption by the corporation of the Preferred Stock of any such series;

(c) the special or relative rights of the holders of the Preferred Stock of any such series in the event of the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the corporation;

(d) the terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of any such series;

(e) the right, if any, of the holders of Preferred Stock of any such series to convert the same into stock of any other class or classes or into other securities of the corporation, and the terms and conditions of such conversion; and

(f) the voting rights, if any, of the holders of Preferred Stock of any such series.

(C)  Preferred Stock, Series A

1.   DEFINITIONS OF CERTAIN EXPRESSIONS USED IN THIS PARAGRAPH.  As used in this
Article 4, the following capitalized words and expressions have the respective meanings set out below:

     "Applicable Rate" Except as provided below in this definition, the Applicable Rate for any quarterly dividend period commencing on or after June 16, 1984 shall be (x) 1.95% less than (y) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such dividend period. If the corporation determines in good faith that:

          (i) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate cannot be determined for any particular quarterly dividend period, then the Applicable Rate for such dividend period shall be 1.95% less than the higher of whichever two of such rates can be so determined;

          (ii) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any particular quarterly dividend period, then the Applicable Rate for such dividend period shall be 1.95% less than the rate that can be so determined; or

          (iii) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any particular quarterly dividend period, then the Applicable Rate in effect for the preceding quarterly dividend period shall be continued for such dividend period.

     However, the Applicable Rate for any quarterly dividend period shall in no event be less than six percent (6%) per annum nor greater than thirteen percent (13%) per annum.

     "Articles of Organization" mean the Articles of Organization of the corporation as amended and in effect from time to time, including the amendment thereof effected pursuant to this paragraph.

     "Board of Governors" means the Board of Governors of the Federal Reserve System or any governmental entity which may be granted the powers referred to herein currently exercised by the Board of Governors.

     "Calendar Period" means a period of fourteen calendar days.

     "Common Stock" means the capital stock of the corporation so designated and authorized from time to time and being stock which is junior to all series of the Preferred Stock in respect of dividend payments and of distributions or payments upon Liquidation.

     "corporation" means Bank of Boston Corporation and includes any successor corporation by merger, consolidation or otherwise if the stockholders of the former continue as stockholders of the continuing or combined corporation.

     "Junior Dividend Stock" means (i) the Common Stock and (ii) any series of the Preferred Stock which is specifically made junior to the Series A Stock, and any class of capital stock of the corporation which is specifically made junior to the Preferred Stock, in respect of payments of dividends.

     "Junior Liquidation Stock" means (i) the Common Stock and (ii) any series of the Preferred Stock which is specifically made junior to the Series A Stock and any class of capital stock of the corporation which is specifically made junior to the Preferred Stock, in respect of distributions or payments upon Liquidation.

     "Junior Stock" means the Common Stock, the Junior Dividend Stock and the Junior Liquidation Stock.

     "Liquidation" means the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the corporation, but shall not include (i) merger or consolidation of the corporation with another corporation pursuant to any statute which provides in effect that the stockholders of the former shall continue as stockholders of the continuing or combined corporation and (ii) the acquisition by the corporation of assets or stock of another corporation.

     "Preferred Stock" means the authorized class of the capital stock of the corporation so designated of which there are currently 10,000,000 shares authorized.

     "Series A Stock" means the series of Preferred Stock created by this paragraph.

     "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of federal estate taxes or which provide tax benefits for the holder and are priced to reflect such tax benefits or which were issued at a deep or substantial discount.

     "Ten Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years).

     "Ten Year Constant Maturity Rate" Except as provided below in this definition, the Ten Year Constant Maturity Rate for each quarterly dividend period shall be the arithmetic average (rounded, if not a whole multiple of five hundredths of a percentage point, to the nearest whole such fraction of a percentage point) of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield shall be published during the relevant Calendar Period) as published weekly by the Board of Governors during the Calendar Period immediately prior to the 10 calendar days preceding the 15th day of March, June, September or December, as the case may be, occurring prior to the commencement of the dividend period for which the dividend rate on the shares of the Series A Stock is being determined. If the Board of Governors does not publish such a weekly per annum Ten Year Average Yield during any such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield shall be published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If a per annum Ten Year Average Yield shall not be published by the Board of Governors or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than 12 years, as published for such Calendar Period by the Board of Governors or, if the Board of Governors shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If the corporation determines in good faith that for any reason the corporation cannot determine the Ten Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than 12 years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the corporation by at least three recognized dealers in U.S. Government securities selected by the corporation.

     "Treasury Bill Rate" Except as provided below in this definition, the Treasury Bill Rate for any quarterly dividend period shall be the arithmetic average (rounded, if not a whole multiple of five hundredths of a percentage point, to the nearest whole such fraction of a percentage point) of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for three-month U.S. Treasury bills, as published weekly by the Board of Governors during the Calendar Period immediately prior to the 10 calendar days preceding the 15th day of March, June, September or December, as the case may be, occurring prior to the commencement of the dividend period for which the dividend rate on the shares of the Series A Stock is being determined. If the Board of Governors does not publish such a weekly per annum market discount rate during any such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Board of Governors or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) of all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Board of Governors or, if the Board of Governors shall not publish such rates, by any Federal Reserve Bank or by any such U.S. Government department or agency selected by the corporation. If the corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the corporation by at least three recognized dealers in U.S. Government securities selected by the corporation. If the corporation determines in good faith that for any reason the corporation cannot determine the Treasury Bill Rate for any dividend period as provided above in this paragraph, the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the corporation by a least three recognized dealers in U.S. Government securities selected by the corporation.

     "Twenty Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

     "Twenty Year Constant Maturity Rate" Except as provided below in this definition, the Twenty Year Constant Maturity Yield for any quarterly dividend period shall be the arithmetic average (rounded, if not a whole multiple of five hundredths of a percentage point, to the nearest whole such fraction of a percentage point) of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such yield shall be published during the relevant Calendar Period), as published weekly by the Board of Governors during the Calendar Period immediately prior to the 10 calendar days preceding the 15th day of March, June, September or December, as the case may be occurring prior to the commencement of the dividend period for which the dividend rate on the shares of the Series A Stock is being determined. If the Board of Governors does not publish such a weekly per annum Twenty Year Average Yield during any such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such yield shall be published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If a per annum Twenty Year Average Yield shall not be published by the Board of Governors or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than 18 nor more than 22 years, as published during such Calendar Period by the Board of Governors or, if the Board of Governors shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If the corporation determines in good faith that for any reason the corporation cannot determine the Twenty Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than 18 nor more than 22 years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the corporation by at least three recognized dealers of national reputation in U.S. Government securities selected by the corporation.

2. NUMBER OF SHARES AND DESIGNATION. 1,045,712 shares of Preferred Stock are hereby constituted as a series of Preferred Stock, liquidation preference $50 per share, and designated as Adjustable Rate Cumulative Preferred Stock, Series
A.  No additional shares of Preferred Stock may be issued as Series A Stock.

3. PREFERENCES. The preferences of each share of the Series A Stock with respect to dividend payments or to distributions or payments upon Liquidation will be in every respect on a parity with the preferences of every other share of Preferred Stock and of every other class of the capital stock of the corporation (other than Common Stock) from time to time outstanding, which other shares of the Preferred Stock and which other classes of capital stock are not made senior or junior to the Series A Stock as to dividend payments or to distributions or payments upon Liquidation.

4. LIQUIDATION. Upon Liquidation, the holders of the then outstanding Series A Stock shall be entitled, before any distribution or payment is made upon any of the Junior Liquidation Stock, to be paid in cash an amount equal to $50 per share of Series A Stock so held by them plus all accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for such payment.

If upon Liquidation, the amounts payable with respect to shares of Series A Stock and to any other shares of the capital stock of the corporation ranking as to any such distribution on a parity with the Series A Stock are not paid in full, the holders of shares of the Series A Stock and of such other shares shall share ratably in any such distribution of assets of the corporation in proportion to the full respective preferential amounts to which they are entitled.

Notice of Liquidation, stating the date when and the place where the amount payable on Liquidation will be paid, shall be sent by the Clerk of the corporation by first class mail, postage prepaid, at least thirty (30) but no more than sixty (60) days prior to the date fixed for such liquidation payment, to the holders of the shares of the Series A Stock, at their respective addresses appearing on the books of the corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail to any holder of shares of Series A Stock, or any defect in such notice, shall not affect the validity of the proceedings for the making of liquidation payments on any other shares of the Series A Stock or of any other series or class of the capital stock of the corporation. If such notice shall have been duly mailed and if, on or before the date fixed for liquidation payments designated in such notice, the funds necessary for such liquidation payments shall have been provided by the corporation in accordance with the provisions of the following sentence, then, notwithstanding that any certificate of shares of Series A Stock shall not have been delivered for cancellation, the shares represented thereby shall no longer be deemed outstanding on and after the date such funds shall have been so provided, the dividends thereon shall cease to accrue from and after the date fixed for such liquidation payments so designated, and all rights with respect to the shares of the Series A Stock shall terminate forthwith after such liquidation payment date, excepting only the right of the holder to receive the liquidation price thereof of $50 per share plus unpaid dividends accrued to such liquidation payment date but without interest thereon. The corporation's obligation to provide funds for liquidation payments shall be deemed fulfilled if, on or before the liquidation payment date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation), having capital and surplus of at least $50,000,000, funds necessary for such liquidation payments, in trust, with irrevocable instructions that such funds be applied to such liquidation payments. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of five years from such liquidation payment date shall be released or repaid to the corporation, after which the holder or holders of shares of Series A Stock shall look only to the corporation for payment of liquidation payments.

5.   DIVIDENDS.

  (a) Dividend Rate. Dividends on each share of the Series A Stock shall be payable (i) at a quarterly rate of 10.60% per annum for the quarter ended June 15, 1984 and (ii) for each quarterly dividend period commencing on or after June 16, 1984, at a rate computed by multiplying $50 by the Applicable Rate (as defined herein) for such period and multiplying the result by the fraction of a year represented by such period, based upon a year of 365 or 366 days, as the case may be.

  (b) Payment of Dividends. Dividends on each share of the Series A Stock shall be fully cumulative and shall accrue whether or not earned, without interest, from the date of issuance of each share, and shall be payable in arrears on the 15th day of March, June, September and December in each year in which such shares are outstanding out of funds legally available for the payment of dividends, when, as and if declared by the Board of Directors.

  In the event that there shall be outstanding shares of any other series of the Preferred Stock or of any other class of the capital stock of the corporation ranking on a parity as to dividends with shares of the Series A Stock, the corporation, in making any dividend payment on account of arrears on shares of the Series A Stock or such other series of the Preferred Stock or such other class of capital stock, shall make payment ratably upon all outstanding shares of the Series A Stock, such other series of the Preferred Stock and such other class of capital stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of the Series A Stock, such other series of the Preferred Stock and such other class of capital stock to the date of such dividend payment.

  So long as any shares of the Series A Stock are outstanding, the corporation shall not (i) declare or pay or set apart for payment any dividend or other distribution (other than dividends or distributions payable in shares of Junior Stock) for any period upon any Junior Stock or any stock of the corporation ranking on a parity with the Series A Stock as to dividends or upon Liquidation or (ii) redeem, purchase or otherwise acquire for any consideration any shares of Junior Stock or any capital stock of the corporation ranking on a parity with the Series A Stock as to dividends or upon Liquidation, unless, in either case, all dividends payable to holders of shares of the Series A Stock and of any stock of the corporation ranking on a parity therewith as to dividends for its current dividend period and all past dividend periods have been paid (or are contemporaneously being paid), or a sum sufficient for the payment thereof has been irrevocably set aside in trust for the holders of all such shares; except that, notwithstanding clause (i) of this paragraph 5(b), the corporation may pay dividends on the shares of the Series A Stock and shares of stock of the corporation ranking on a parity therewith as to dividends ratably in accordance with the sums which would be payable on such shares if all dividends, including accumulations, if any, were declared and paid in full.

6.   REDEMPTION.

  (a) Redemption Price. Shares of the Series A Stock shall not be redeemable on or prior to March 30, 1989. After March 30, 1989, and in accordance with this paragraph 6, the shares of the Series A Stock shall be redeemable at any time or from time to time, in whole or in part, at the option of the corporation by vote of its Board of Directors; provided, however, that any partial redemption, in the opinion of an investment banking firm of national reputation selected by the corporation, shall not adversely affect the marketability of those shares of Series A Stock not redeemed. The redemption price shall be $51.50 per share if shares are redeemed on or prior to March 30, 1994 and $50 per share if shares are redeemed thereafter, plus in each case an amount equal to all unpaid dividends, whether or not earned or declared, accrued to the date fixed for redemption.

  (b) Redemption Procedure. Notice of any proposed redemption of all or any of the shares of the Series A Stock under this paragraph 6 shall be sent by the Clerk of the corporation by first class mail, postage prepaid, at least thirty
  (30) but not more than sixty (60) days prior to the date fixed for such redemption, to the holders of the shares of the Series A Stock to be redeemed, at their respective addresses appearing on the books of the corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail to any holder of shares of Series A Stock designated for redemption, or any defect in such notice, shall not affect the validity of the proceedings for the redemption of any other shares of the Series A Stock. If such notice of redemption shall have been duly mailed and if, on or before the date fixed for redemption designated in such notice, the funds necessary for the redemption shall have been provided by the corporation in accordance with the provisions of the following sentence, then notwithstanding that any certificate of shares of Series A Stock so called for redemption shall not have been delivered for cancellation, the shares represented thereby shall no longer be deemed outstanding on and after the date such funds shall have been so provided, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to the shares of the Series A Stock so called for redemption shall terminate forthwith after such redemption date, excepting only the right of each holder to receive the redemption price thereof plus unpaid dividends accrued to such redemption date but without interest thereon. The corporation's obligation to provide funds for redemption shall be deemed fulfilled if, on or before the redemption date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation), having capital and surplus of at least $50,000,000, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series A Stock so called for redemption. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of five years from such redemption date shall be released or repaid to the corporation, after which the holder or holders of such shares of Series A Stock so called for redemption shall look only to the corporation for payment of the redemption price.

  (c) Pro Rata Redemption. If any proposed redemption of shares of the Series A Stock shall be of less than all then outstanding shares of Series A Stock, such redemption shall be made on a pro rata basis, as nearly as possible, among all holders of shares of the Series A Stock outstanding at the time of redemption in the same proportion that each such holder's then respective holding of such shares shall bear to the aggregate number of such shares then outstanding.

  (d) Dividend Arrearages. Notwithstanding the foregoing provisions of this paragraph 6, if any dividends on shares of the Series A Stock are in arrears, no other shares of the Preferred Stock shall be redeemed, and the corporation shall not purchase or otherwise acquire any shares of the Preferred Stock unless all outstanding shares of the Series A Stock are simultaneously redeemed in accordance with the foregoing provisions of this paragraph 6, and the corporation shall not purchase or otherwise acquire any shares of the Series A Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series A Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series A Stock.

7.   VOTING RIGHTS.

  (a) General. The holders of shares of Series A Stock shall not, by virtue of their ownership thereof, be entitled to vote upon any matter except as otherwise provided in the Articles of Organization or by law. Whenever the holders of any shares of the Series A Stock shall be entitled to vote upon any matter, each outstanding share of the Series A Stock entitled to vote on such matter shall be entitled to one (1) vote.

  (b) Two-Thirds Approval. So long as any shares of the Series A Stock are outstanding, the corporation shall not, without first obtaining the consent, given in writing or in person or by proxy or at a meeting called for the purpose, of the holders of at least two-thirds (2/3rds) of the outstanding shares of the Series A Stock:

     (i) authorize or create any other class of capital stock (or series thereof) the shares of which rank prior to shares of Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation; or authorize, create or issue any bonds, notes, debentures, obligations, stock or other securities by their terms convertible into or evidencing a right to purchase shares of stock of any other class of capital stock (or series thereof) the shares of which rank prior to the shares of Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation;

     (ii) authorize or create any other series of Preferred Stock, the shares of which rank prior to shares of Series A Stock in respect of dividend payments or distributions or payments upon Liquidation; or authorize, create or issue any bonds, notes, debentures, obligations, stock or other securities by their terms convertible into or evidencing a right to purchase shares of any other series of Preferred Stock which rank prior to the shares of Series A Stock in respect of dividend payments or distributions or payments upon Liquidation;

     (iii) reclassify any shares of any class of capital stock into a class ranking prior to the Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation; reclassify any shares of Preferred Stock into a series which ranks prior to Series A Stock in respect of dividend payments or distributions or payments upon Liquidation; or reclassify any shares of Junior Stock into Series A Stock; or

     (iv) authorize any amendment to the Articles of Organization which would adversely affect the rights of the holders of the Series A Stock. For the purposes of this subparagraph (iv), the term "adversely affects" shall have the meaning as it has in Section 77 of Chapter 156B of the Massachusetts General Laws, as in effect on April 29, 1983.

  (c) Special Voting Rights. Notwithstanding the foregoing, in the event that, at any time after the date of original issue of the shares of the Series A Stock, an amount equal to the full accrued dividends for six or more quarterly dividend periods, whether or not consecutive, shall not have been paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for the holders of all of such shares, the Board of Directors of the corporation shall promptly take all necessary actions to increase the authorized number of directors of the corporation by one (1) and the holders of the shares of the Series A Stock then outstanding shall be entitled (by series, voting as a single class) to elect one (1) person director to the Board of Directors of the corporation (such right to elect one (1) director being hereinafter sometimes referred to as the "special voting rights"), each outstanding share having such right being entitled for such purpose to one vote; provided, however, that at such time as the arrearage in payment of dividends which gave rise to the exercise of the special voting rights has been cured with regard to the Series A Stock by waiver or payment of all accrued dividends, the right of the holders of such shares so to vote as provided in this paragraph 7(c) shall cease (subject to renewal from time to time upon the same terms and conditions) and the term of office of the person who is at that time a director elected by such holders shall terminate and the number of directors of the corporation shall be automatically reduced by one (1).

  (d) Special Voting Rights; Procedure. At any time after the special voting rights shall have become vested in the holders of the shares of the Series A Stock as provided in paragraph 7(c), the Clerk of the corporation, as promptly as possible but in any event within twenty (20) days after receipt of the written request of the holders of 10% of the shares of the Series A Stock then outstanding, addressed to the corporation at its principal office, shall call a special meeting of the holders of the shares of the Series A Stock for the purpose of electing such additional director, such meeting to be held at any place as provided by the By-Laws of the corporation for meetings of the corporation's stockholders, and upon not less than ten (10) nor more than twenty (20) days notice. If such meeting shall not be so called within twenty
  (20) days after receipt of the request by the Clerk of the corporation, then the holders of 10% of the shares of the Series A Stock then outstanding may, by written notice to the Clerk of the corporation, designate any person to call such meeting, and the person so designated may call such meeting at any such place as provided above and upon not less than ten (10) nor more than twenty (20) days notice and for that purpose shall have access to the stockholder record books of the corporation. No such special meeting of the holders of the shares of the Series A Stock and no adjournment thereof shall be held on a date later than thirty days before the annual meeting of stockholders of the corporation. At any meeting so called or at any annual meeting held at any time when the special voting rights are in effect, the holders of a majority of the shares of the Series A Stock then outstanding, present in person or by proxy, shall be sufficient to constitute a quorum for the election of such additional director, and such additional director, together with any and all other directors who are then members of the Board of Directors, shall constitute the duly elected directors of the corporation.

  (e) Vacancy in Office of Director Elected by Holders of Series A Stock. With respect to a vacancy arising in the directorship referred to in paragraph 7(c) at any time when the special voting rights are in effect pursuant to paragraph 7(c), upon the written request of the holders of 10% of the shares of the Series A Stock then outstanding, addressed to the corporation at its principal office, the Clerk of the corporation shall give notice of a special meeting of holders of the shares of the Series A Stock of the election of a director to fill such vacancy caused by the death, resignation or other inability to serve as a director elected by such holders, to be held not less than ten (10) nor more than twenty (20) days following receipt by the Clerk of the corporation of such written request. So long as special voting rights are in effect pursuant to paragraph 7(c), any director who shall have been so elected by the holders of the Series A Stock may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders.

8. STATUS OF REDEEMED SHARES OF SERIES A STOCK. All shares of Series A Stock which have been redeemed by the corporation pursuant to paragraph 6 shall have, after such redemption, the status of authorized but unissued shares of Preferred Stock without designation of series and may be reissued but not as shares of Series A Stock.

(D)  Preferred Stock, Series B

1.    DEFINITIONS OF CERTAIN EXPRESSIONS USED IN THIS PARAGRAPH. As used in this
Article 4, the following capitalized words and expressions have the respective meanings set out below:

   "Applicable Rate" Except as provided below in this definition, the Applicable Rate for any quarterly dividend period commencing on or after September 16, 1985 shall be (x) 2.20% less than (y) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such dividend period. If the corporation determines in good faith that:

   (i) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate cannot be determined for any particular quarterly dividend period, then the Applicable Rate for such dividend period shall be 2.20% less than the higher of whichever two of such rates can be so determined;

   (ii) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any particular quarterly dividend period, then the Applicable Rate for such dividend period shall be 2.20% less than the rate that can be so determined; or

   (iii) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any particular quarterly dividend period, then the Applicable Rate in effect for the preceding quarterly dividend period shall be continued for such dividend period.

However, the Applicable Rate for any quarterly dividend period shall in no event be less than six percent (6%) per annum nor greater than thirteen percent (13%) per annum.

   "Articles of Organization" means the Articles of Organization of the corporation as amended and in effect from time to time, including the amendment thereof effected pursuant to this paragraph.

   "Board of Governors" means the Board of Governors of the Federal Reserve System or any governmental entity which may be granted the powers referred to herein currently exercised by the Board of Governors.

   "Calendar Period" means a period of fourteen calendar days.

   "Common Stock" means the capital stock of the corporation so designated and authorized from time to time and being stock which is junior to all series of the Preferred Stock in respect of dividend payments and of distributions or payments upon Liquidation.

   "corporation" means Bank of Boston Corporation and includes any successor corporation by merger, consolidation or otherwise if the stockholders of the former continue as stockholders of the continuing or combined corporation.

   "Junior Dividend Stock" means (i) the Common Stock and (ii) any series of the Preferred Stock which is specifically made junior to the Series B Stock and any class of capital stock of the corporation which is specifically made junior to the Preferred Stock, in respect of payments of dividends.

   "Junior Liquidation Stock" means (i) the Common Stock and (ii) any series of the Preferred Stock which is specifically made junior to the Series B Stock and any class of capital stock of the corporation which is specifically made junior to the Preferred Stock, in respect of distributions or payments upon Liquidation.

   "Junior Stock" means the Common Stock, the Junior Dividend Stock and the Junior Liquidation Stock.

   "Liquidation" means the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the corporation, but shall not include (i) the merger or consolidation of the corporation with another corporation pursuant to any statute which provides in effect that the stockholders of the former shall continue as stockholders of the continuing or combined corporation and (ii) the acquisition by the corporation of assets or stock of another corporation.

   "Preferred Stock" means the authorized class of the capital stock of the corporation so designated of which there are currently 10,000,000 shares authorized.

   "Series B Stock" means the series of Preferred Stock created by this paragraph.

   "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of federal estate taxes or which provide tax benefits for the holder and are priced to reflect such tax benefits or which were issued at a deep or substantial discount.

   "Ten Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 10 years).

   "Ten Year Constant Maturity Rate" Except as provided below in this definition, the Ten Year Constant Maturity Rate for each quarterly dividend period shall be the arithmetic average (rounded, if not a whole multiple of five hundredths of a percentage point, to the nearest whole such fraction of a percentage point) of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield shall be published during the relevant Calendar Period) as published weekly by the Board of Governors during the Calendar Period immediately prior to the 10 calendar days preceding the 15th day of March, June, September or December, as the case may be, occurring prior to the commencement of the dividend period for which the dividend rate on the shares of the Series B Stock is being determined. If the Board of Governors does not publish such a weekly per annum Ten Year Average Yield during any such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield shall be published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If a per annum Ten Year Average Yield shall not be published by the Board of Governors or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than 12 years, as published for such Calendar Period by the Board of Governors or, if the Board of Governors shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If the corporation determines in good faith that for any reason the corporation cannot determine the Ten Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than 12 years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the corporation by at least three recognized dealers in U.S. Government securities selected by the corporation.

   "Treasury Bill Rate" Except as provided below in this definition, the Treasury Bill Rate for any quarterly dividend period shall be the arithmetic average (rounded, if not a whole multiple of five hundredths of a percentage point, to the nearest whole such fraction of a percentage point) of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for three-month U.S. Treasury bills, as published weekly by the Board of Governors during the Calendar Period immediately prior to the 10 calendar days preceding the 15th day of March, June, September or December, as the case may be, occurring prior to the commencement of the dividend period for which the dividend rate on the shares of the Series B Stock is being determined. If the Board of Governors does not publish such a weekly per annum market discount rate during any such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for three-month U.S.

   Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or any U.S. Government department or agency selected by the corporation. If a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Board of Governors or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) of all of the U.S. Treasury Bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Board of Governors or, if the Board of Governors shall not publish such rates, by any Federal Reserve Bank or by any such U.S. Government department or agency selected by the corporation. If the corporation determines in good faith that for any reason no such U.S. Treasury Bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 or more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the corporation by at least three recognized dealers in U.S. Government securities selected by the corporation.

   "Twenty Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

   "Twenty Year Constant Maturity Rate" Except as provided below in this definition, the Twenty Year Constant Maturity Yield for any quarterly dividend period shall be the arithmetic average (rounded, if not a whole multiple of five hundredths of a percentage point, to the nearest whole such fraction of a percentage point) of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such yield shall be published during the relevant Calendar Period), as published weekly by the Board of Governors during the Calendar Period immediately prior to the 10 calendar days preceding the 15th day of March, June, September or December, as the case may be, occurring prior to the commencement of the dividend period for which the dividend rate on the shares of the Series B Stock is being determined. If the Board of Governors does not publish such a weekly per annum Twenty Year Average Yield during any such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields, (or the one weekly per annum Twenty Year Average Yield, if only one such yield shall be published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If a per annum Twenty Year Average Yield shall not be published by the Board of Governors or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than 18 nor more than 22 years, as published during such Calendar Period by the Board of Governors or, if the Board of Governors shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If the corporation determines in good faith that for any reason the corporation cannot determine the Twenty Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than 18 nor more than 22 years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the corporation by at least three recognized dealers of national reputation in U.S. Government securities selected by the corporation.

2. NUMBER OF SHARES AND DESIGNATION. 1,576,068 shares of Preferred Stock are hereby constituted as a series of Preferred Stock, liquidation preference $50 per share, and designated as Adjustable Rate Cumulative Preferred Stock, Series
B.  No additional shares of Preferred Stock may be issued as Series B Stock.

3. PREFERENCES. The preferences of each share of the Series B Stock with respect to dividend payments or to distributions or payments upon Liquidation will be in every respect on a parity with the preferences of every other share of Preferred Stock and of every other class of the capital stock of the corporation (other than Common Stock), from time to time outstanding, which other shares of the Preferred Stock and which other classes of capital stock are not made senior or junior to the Series B Stock as to dividend payments or to distributions or payments upon Liquidation.

4. LIQUIDATION. Upon Liquidation, the holders of the then outstanding Series B Stock shall be entitled, before any distribution or payment is made upon any of the Junior

Liquidation Stock, to be paid in cash an amount equal to $50 per share of Series B Stock so held by them plus all accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for such payment. If upon Liquidation, the amounts payable with respect to shares of Series B Stock and to any other shares of the capital stock of the corporation ranking as to any such distribution on a parity with the Series B Stock are not paid in full, the holders of shares of the Series B Stock and of such other shares shall share ratably in any such distribution of assets of the corporation in proportion to the full respective preferential amounts to which they are entitled.

Notice of Liquidation, stating the date when and the place where the amount payable on Liquidation will be paid, shall be sent by the Clerk of the corporation by first class mail, postage prepaid, at least thirty (30) but no more than sixty (60) days prior to the date fixed for such liquidation payment, to the holders of the shares of the Series B Stock, at their respective addresses appearing on the books of the corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail to any holder of shares of Series B Stock, or any defect in such notice, shall not affect the validity of the proceedings for the making of liquidation payments on any other shares of the Series B Stock or of any other series or class of the capital stock of the corporation. If such notice shall have been duly mailed and if, on or before the date fixed for liquidation payments designated in such notice, the funds necessary for such liquidation payments shall have been provided by the corporation in accordance with the provisions of the following sentence, then, notwithstanding that any certificate of shares of Series B Stock shall not have been delivered for cancellation, the shares represented thereby shall no longer be deemed outstanding on and after the date such funds shall have been set aside, the dividends thereon shall cease to accrue from and after the date fixed for such liquidation payments so designated, and all rights with respect to the shares of the Series B Stock shall terminate forthwith after such liquidation payment date, excepting only the right of the holder to receive the liquidation price thereof of $50 per share plus unpaid dividends accrued to such liquidation payment date but without interest thereon. The corporation's obligation to provide funds for liquidation payments shall be deemed fulfilled if, on or before the liquidation payment date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation), having a capital and surplus of at least $50,000,000, funds necessary for such liquidation payments, in trust, with irrevocable instructions that such funds be applied to such liquidation payments. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of five years from such liquidation payment date shall be released or repaid to the corporation, after which the holder or holders of shares of Series B Stock shall look only to the corporation for payment of liquidation payments.



5.   DIVIDENDS.

  (a) Dividend Rate. Dividends on each share of the Series B Stock shall be payable (i) at a quarterly rate of 8.30% per annum for the quarter ended September 15, 1985, and (ii) for each quarterly dividend period commencing on or after September 16, 1985, at a rate computed by multiplying $50 by the Applicable Rate (as defined herein) for such period and multiplying the result by the fraction of a year represented by such period, based upon a year of 365 or 366 days, as the case may be.

  (b) Payment of Dividends. Dividends on each share of the Series B Stock shall be fully cumulative and shall accrue whether or not earned, without interest, from the date of issuance of each share, and shall be payable in arrears on the 15th day of March, June, September, and December in each year in which such shares are outstanding out of funds legally available for the payment of dividends, when, as and if declared by the Board of Directors.

  In the event that there shall be outstanding shares of any other series of the Preferred Stock or of any other class of the capital stock of the corporation ranking on a parity as to dividends with shares of the Series B Stock, the corporation, in making any dividend payment on account of arrears on shares of the Series B Stock or such other series of the Preferred Stock or such other class of capital stock, shall make payment ratably upon all outstanding shares of the Series B Stock, such other series of the Preferred Stock and such other class of capital stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of the Series B Stock, such other series of the Preferred Stock and such other class of capital stock to the date of such dividend payment.

  So long as any shares of the Series B Stock are outstanding, the corporation shall not (i) declare or pay or set apart for payment any dividend or other distribution (other than dividends or distributions payable in shares of Junior Stock) for any period upon any Junior Stock or any stock of the corporation ranking on a parity with the Series B Stock as to dividends or upon Liquidation or (ii) redeem, purchase or otherwise acquire for any consideration any shares of Junior Stock or any capital stock of the corporation ranking on a parity with the Series B Stock as to dividends or upon Liquidation, unless, in either case, all dividends payable to holders of shares of the Series B Stock and of any stock of the corporation ranking on a parity therewith as to dividends for its current dividend period and all past dividend periods have been paid (or are contemporaneously being paid), or a sum sufficient for the payment thereof has been irrevocably set aside in trust for the holders of all such shares; except that, notwithstanding clause (i) of this paragraph 5(b) the corporation may pay dividends on the shares of the Series B Stock and shares of stock of the corporation ranking on a parity therewith as to dividends ratably in accordance with the sums which would be payable on such shares if all dividends, including accumulations, if any, were declared and paid in full.

6.   REDEMPTION.

  (a) Redemption Price. Shares of the Series B Stock shall not be redeemable on or prior to June 20, 1990. After June 20, 1990, and in accordance with this paragraph 6, the shares of the Series B Stock shall be redeemable at any time or from time to time, in whole or in part, at the option of the corporation by vote of its Board of Directors; provided, however, that any partial redemption, in the opinion of an investment banking firm of national reputation selected by the corporation, shall not adversely affect the marketability of those shares of Series B Stock not redeemed. The redemption price shall be $51.50 per share if shares are redeemed on or prior to June 20, 1995 and $50 per share if shares are redeemed thereafter, plus in each case an amount equal to all unpaid dividends, whether or not earned or declared, accrued to the date fixed for redemption.

  (b)     Redemption Procedure.   Notice of any proposed redemption of all or
  any of the shares of the Series B Stock under this paragraph 6 shall be sent by the Clerk of the corporation by first class mail, postage prepaid, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption, to the holders of the shares of the Series B Stock to be redeemed, at their respective addresses appearing on the books of the corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail to any holder of shares of Series B Stock designated for redemption, or any defect in such notice, shall not affect the validity of the proceedings for the redemption of any other shares of the Series B Stock. If such notice of redemption shall have been duly mailed and if, on or before the date fixed for redemption designated in such notice, the funds necessary for the redemption shall have been provided by the corporation in accordance with the provisions of the following sentence, then, notwithstanding that any certificate of shares of Series B Stock so called for redemption shall not have been delivered for cancellation, the shares represented thereby shall no longer be deemed outstanding on and after the date such funds shall have been set aside, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to the shares of the Series B Stock so called for redemption shall terminate forthwith after such redemption date, excepting only the right of each holder to receive the redemption price thereof plus unpaid dividends accrued to such redemption date but without interest thereon. The corporation's obligation to provide funds for redemption shall be deemed fulfilled if, on or before the redemption date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation), having a capital and surplus of at least $50,000,000, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series B Stock so called for redemption. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of five years from such redemption date shall be released or repaid to the corporation, after which the holder or holders of shares of Series B Stock so called for redemption shall look only to the corporation for payment of the redemption price.

  (c) Pro Rata Redemption. If any proposed redemption of shares of the Series B Stock shall be less than all then outstanding shares of Series B Stock, such redemption shall be made on a pro rata basis, as nearly as possible, among all holders of shares of the Series B Stock outstanding at the time of redemption in the same proportion that each such holder's then respective holding of such shares shall bear to the aggregate number of such shares then outstanding.

  (d) Dividend Arrearages. Notwithstanding the foregoing provisions of this paragraph 6, if any dividends on shares of the Series B Stock are in arrears, no other shares of the Preferred Stock shall be redeemed, and the corporation shall not purchase or otherwise acquire any shares of the Preferred Stock, unless all outstanding shares of the Series B Stock are simultaneously redeemed in accordance with the foregoing provisions of this paragraph 6, and the corporation shall not purchase or otherwise acquire any shares of the Series B Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series B Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series B Stock.

7.   VOTING RIGHTS.

  (a) General. The holders of shares of Series B Stock shall not, by virtue of their ownership thereof, be entitled to vote upon any matter except as otherwise provided in the Articles of Organization or by law.

  Whenever the holders of any shares of the Series B Stock shall be entitled to vote upon any matter, each outstanding share of the Series B Stock entitled to vote on such matter shall be entitled to one (1) vote.

  (b) Two-Thirds Approval. So long as any shares of the Series B Stock are outstanding, the corporation shall not, without first obtaining the consent, given in writing or in person or by proxy or at a meeting called for the purpose, of the holders of at least two-thirds (2/3rds) of the outstanding shares of the Series B Stock:

    (i) authorize or create any other class of capital stock (or series thereof), the shares of which rank prior to shares of Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation; or authorize, create or issue any bonds, notes, debentures, obligations, stock or other securities by their terms convertible into or evidencing a right to purchase shares of stock of any other class of capital stock (or series thereof) the shares of which rank prior to the shares of Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation;

    (ii) authorize or create any other series of Preferred Stock, the shares of which rank prior to shares of Series B Stock in respect of dividend payments or distributions or payments upon Liquidation; or authorize, create or issue any bonds, notes, debentures, obligations, stock or other securities by their terms convertible into or evidencing a right to purchase shares of any other series of Preferred Stock which rank prior to the shares of Series B Stock in respect of dividend payments or distributions or payments upon Liquidation;

    (iii) reclassify any shares of any class of capital stock into a class ranking prior to the Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation; reclassify any shares of Preferred Stock into a series which ranks prior to Series B Stock in respect of dividend payments or distributions or payments upon Liquidation; or reclassify any shares of Junior Stock into Series B Stock; or

    (iv) authorize any amendment to the Articles of Organization which would adversely affect the rights of the holders of the Series B Stock. For the purposes of this subparagraph (iv), the term "adversely affects" shall have the same meaning as it has in Section 77 of Chapter 156B of the Massachusetts General Laws, as in effect on November 25, 1983.

  (c) Special Voting Rights. Notwithstanding the foregoing, in the event that, at any time after the date of original issue of the shares of the Series B Stock, an amount equal to the full accrued dividends for six (6) or more quarterly dividend periods, whether or not consecutive, shall not have been paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for the holders of all of such shares, the Board of Directors of the corporation shall promptly take all necessary actions to increase the authorized number of directors of the corporation by one (1) and the holders of the shares of the Series B Stock then outstanding shall be entitled (by series, voting as a single class) to elect one (1) person director to the Board of Directors of the corporation (such right to elect one (1) director being hereinafter sometimes referred to as the "special voting rights"), each outstanding share having such right being entitled for such purpose to one vote; provided, however, that at such time as the arrearage in payment of dividends which gave rise to the exercise of the special voting rights has been cured with regard to the Series B Stock by waiver or payment of all accrued dividends, the right of the holders of such shares so to vote as provided in this paragraph 7(c) shall cease (subject to renewal from time to time upon the same terms and conditions) and the term of office of the person who is at that time a director elected by such holders shall terminate and the number of directors of the corporation shall be automatically reduced by one
  (1).

  (d) Special Voting Rights; Procedure. At any time after the special voting rights shall have become vested in the holders of the shares of the Series B Stock as provided in paragraph 7(c), the Clerk of the corporation, as promptly as possible but in any event within twenty (20) days after receipt of the written request of the holders of 10% of the shares of the Series B Stock then outstanding, addressed to the corporation at its principal office, shall call a special meeting of the holders of the shares of the Series B Stock for the purpose of electing such additional director, such meeting to be held at any place as provided by the By-Laws of the corporation for meetings of the corporation's stockholders, and upon not less than ten (10) nor more than twenty (20) days notice. If such meeting shall not be so called within twenty (20) days after receipt of the request by the Clerk of the corporation, then the holders of 10% of the shares of the Series B Stock then outstanding may, by written notice to the Clerk of the corporation, designate any person to call such meeting, and the person so designated may call such meeting, at any such place as provided above and upon not less than ten (10) nor more than twenty (20) days notice and for that purpose shall have access to the stockholder record books of the corporation. No such special meeting of the holders of the shares of the Series B Stock and no adjournment thereof shall be held on a date later than thirty (30) days before the annual meeting of stockholders of the corporation. At any meeting so called or at any annual meeting held at any time when the special voting rights are in effect, the holders of a majority of the shares of the Series B Stock then outstanding, present in person or by proxy, shall be sufficient to constitute a quorum for the election of such additional director, and such additional director, together with any and all other directors who are then members of the Board of Directors, shall constitute the duly elected directors of the corporation.

  (e) Vacancy in Office of Director Elected by Holders of Series B Stock. With respect to a vacancy arising in the directorship referred to in paragraph 7(c) at any time when the special voting rights are in effect pursuant to paragraph 7(c), upon the written request of the holders of 10% of the shares of the Series B Stock then outstanding, addressed to the corporation at its principal office, the Clerk of the corporation shall give notice of a special meeting of holders of the shares of the Series B Stock of the election of a director to fill such vacancy caused by the death, resignation or other inability to serve as a director elected by such holders, to be held not less than ten (10) nor more than twenty (20) days following receipt by the Clerk of the corporation of such written request. So long as special voting rights are in effect pursuant to paragraph 7(c), any director who shall have been so elected by the holders of the Series B Stock may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders.

8. STATUS OF REDEEMED SHARES OF SERIES B STOCK. All shares of the Series B Stock which have been redeemed by the corporation pursuant to paragraph 6 shall have, after such redemption, the status of authorized but unissued shares of Preferred Stock without designation of series and may be reissued but not as shares of Series B Stock.

(E)  Preferred Stock, Series C

1.    DEFINITIONS OF CERTAIN EXPRESSIONS USED IN THIS PARAGRAPH. As used in this
Article 4, the following capitalized words and expressions have the respective meanings set out below:

  "Applicable Rate" Except as provided below in this definition, the Applicable Rate for any quarterly dividend period commencing on or after December 16, 1985 shall be (x) 2.75% less than (y) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such dividend period. If the corporation determines in good faith that:

    (i) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate cannot be determined for any particular quarterly dividend period, then the Applicable Rate for such dividend period shall be 2.75% less than the higher of whichever two of such rates can be so determined;

    (ii) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any particular quarterly dividend period, then the Applicable Rate for such dividend period shall be 2.75% less than the rate that can be so determined; or

    (iii) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any particular quarterly dividend period, then the Applicable Rate in effect for the preceding quarterly dividend period shall be continued for such dividend period.

  However, the Applicable Rate for any quarterly dividend period shall in no event be less than five and one-half percent (5 1/2%) per annum nor greater than twelve and one-half percent (12 1/2%) per annum.

    "Articles of Organization" means the Articles of Organization of the corporation as amended and in effect from time to time, including the amendment thereof effected pursuant to this paragraph.

    "Board of Governors" means the Board of Governors of the Federal Reserve System or any governmental entity which may be granted the powers referred to herein currently exercised by the Board of Governors.

    "Calendar Period" means a period of fourteen calendar days.

    "Common Stock" means the capital stock of the corporation so designated and authorized from time to time and being stock which is junior to all series of the Preferred Stock in respect of dividend payments and of distributions or payments upon Liquidation.

    "corporation" means Bank of Boston Corporation and includes any successor corporation by merger, consolidation or otherwise if the stockholders of the former continue as stockholders of the continuing or combined corporation.

    "Junior Dividend Stock" means (i) the Common Stock and (ii) any series of the Preferred Stock which is specifically made junior to the Series C Stock, and any class of capital stock of the corporation which is specifically made junior to the Preferred Stock, in respect of payments of dividends.

    "Junior Liquidation Stock" means (i) the Common Stock and (ii) any series of the Preferred Stock which is specifically made junior to the Series C Stock and any class of capital stock of the corporation which is specifically made junior to the Preferred Stock, in respect of distributions or payments upon Liquidation.

    "Junior Stock" means the Common Stock, the Junior Dividend Stock and the Junior Liquidation Stock.

    "Liquidation" means the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the corporation, but shall not include (i) the merger or consolidation of the corporation with another corporation pursuant to any statute which provides in effect that the stockholders of the former shall continue as stockholders of the continuing or combined corporation and (ii) the acquisition by the corporation of assets or stock of another corporation.

    "Preferred Stock" means the authorized class of the capital stock of the corporation so designated of which there are currently 10,000,000 shares authorized.

    "Series C Stock" means the series of Preferred Stock created by this paragraph.

    "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of federal estate taxes or which provide tax benefits for the holder and are priced to reflect such tax benefits or which were issued at a deep or substantial discount.

    "Ten Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 10 years).

    "Ten Year Constant Maturity Rate" Except as provided below in this definition, the Ten Year Constant Maturity Rate for each quarterly dividend period shall be the arithmetic average (rounded, if not a whole multiple of five hundredths of a percentage point, to the nearest whole such fraction of a percentage point) of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield shall be published during the relevant Calendar Period) as published weekly by the Board of Governors during the Calendar Period immediately prior to the 10 calendar days preceding the 15th day of March, June, September or December, as the case may be, occurring prior to the commencement of the dividend period for which the dividend rate on the shares of the Series C Stock is being determined. If the Board of Governors does not publish such a weekly per annum Ten Year Average Yield during any such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield shall be published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If a per annum Ten Year Average Yield shall not be published by the Board of Governors or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than 12 years, as published for such Calendar Period by the Board of Governors or, if the Board of Governors shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If the corporation determines in good faith that for any reason the corporation cannot determine the Ten Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than 12 years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the corporation by at least three recognized dealers in the U.S. Government securities selected by the corporation.

    "Treasury Bill Rate" Except as provided below in this definition, the Treasury Bill Rate for any quarterly dividend period shall be the arithmetic average (rounded, if not a whole multiple of five hundredths of a percentage point, to the nearest whole such fraction of a percentage point) of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for three-month U.S. Treasury bills, as published weekly by the Board of Governors during the Calendar Period immediately prior to the 10 calendar days preceding the 15th day of March, June, September or December, as the case may be, occurring prior to the commencement of the dividend period for which the dividend rate on the shares of the Series C Stock is being determined. If the Board of Governors does not publish such a weekly per annum market discount rate during any such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates, (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for three-month U.S. Treasury bills as published weekly during such Calendar Period by any Federal Reserve Bank or any U.S. Government department or agency selected by the corporation. If a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Board of Governors or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) of all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Board of Governors or, if the Board of Governors shall not publish such rates, by any Federal Reserve Bank or by any such U.S. Government department or agency selected by the corporation. If the corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, or if for any reason the corporation cannot determine the Treasury Bill Rate for any quarterly dividend period as provided above in this paragraph, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall be generally available) to the corporation by at least three recognized dealers in U.S. Government securities selected by the corporation.

    "Twenty Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years.

    "Twenty Year Constant Maturity Rate" Except as provided below in this definition, the Twenty Year Constant Maturity Yield for any quarterly dividend period shall be the arithmetic average (rounded, if not a whole multiple of five hundredths of a percentage point, to the nearest whole such fraction of a percentage point) of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such yield shall be published during the relevant Calendar Period), as published weekly by the Board of Governors during the Calendar Period immediately prior to the 10 calendar days preceding the 15th day of March, June, September or December, as the case may be, occurring prior to the commencement of the dividend period for which the dividend rate on the shares of the Series C Stock is being determined. If the Board of Governors does not publish such a weekly per annum Twenty Year Average Yield during any such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such yield shall be published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If a per annum Twenty Year Average Yield shall not be published by the Board of Governors or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than 18 nor more than 22 years, as published during such Calendar Period by the Board of Governors or, if the Board of Governors shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the corporation. If the corporation determines in good faith that for any reason the corporation cannot determine the Twenty Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than 18 nor more than 22 years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the corporation by at least three recognized dealers of national reputation in U.S. Government securities selected by the corporation.

2. NUMBER OF SHARES AND DESIGNATION. 775,390 shares of Preferred Stock are hereby constituted as a series of Preferred Stock, liquidation preference $100 per share, and designated as Adjustable Rate Cumulative Preferred Stock, Series
C. No additional shares of Preferred Stock may be issued as Series C Stock.

3. PREFERENCES. The preferences of each share of the Series C Stock with respect to dividend payments or to distributions or payments upon Liquidation will be in every respect on a parity with the preferences of every other share of Preferred Stock and of every other class of the capital stock of the corporation (other than Common Stock), from time to time outstanding, which other shares of the Preferred Stock and which other classes of capital stock are not made senior or junior to the Series C Stock as to dividend payments or to distributions or payments upon Liquidation.

4. LIQUIDATION. Upon Liquidation, the holders of the then outstanding Series C Stock shall be entitled, before any distribution or payment is made upon any of the Junior Liquidation Stock, to be paid in cash an amount equal to $100 per share of Series C Stock so held by them plus all accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for such payment. If upon Liquidation, the amounts payable with respect to shares of Series C Stock and to any other shares of the capital stock of the corporation ranking as to any such distribution on a parity with the Series C Stock are not paid in full, the holders of shares of the Series C Stock and of such other shares shall share ratably in any such distribution of assets of the corporation in proportion to the full respective preferential amounts to which they are entitled.

Notice of Liquidation, stating the date when and the place where the amount payable on Liquidation will be paid, shall be sent by the Clerk of the corporation by first class mail, postage prepaid, at least thirty (30) but no more than sixty (60) days prior to the date fixed for such liquidation payment, to the holders of the shares of the Series C Stock, at their respective addresses appearing on the books of the corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail to any holder of shares of Series C Stock, or any defect in such notice, shall not affect the validity of the proceedings for the making of liquidation payments on any other shares of the Series C Stock or of any other series or class of the capital stock of the corporation. If such notice shall have been duly mailed and if, on or before the date fixed for liquidation payments designated in such notice, the funds necessary for such liquidation payments shall have been provided by the corporation in accordance with the provisions of the following sentence, then notwithstanding that any certificate of shares of Series C Stock shall not have been delivered for cancellation, the shares represented thereby shall no longer be deemed outstanding on and after the date such funds shall have been so provided, the dividends thereon shall cease to accrue from and after the date fixed for such liquidation payments so designated, and all rights with respect to the shares of the Series C Stock shall terminate forthwith after such liquidation payment date, excepting only the right of the holder to receive the liquidation price thereof of $100 per share plus unpaid dividends accrued to such liquidation payment date but without interest thereon. The corporation's obligation to provide funds for liquidation payments shall be deemed fulfilled if, on or before the liquidation payment date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation), having a capital and surplus of at least $50,000,000, funds necessary for such liquidation payments, in trust, with irrevocable instructions that such funds be applied to such liquidation payments. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of five years from such liquidation payment date shall be released or repaid to the corporation, after which the holder or holders of shares of Series C Stock shall look only to the corporation for payment of liquidation payments.

5.   DIVIDENDS.

  (a) Dividend Rate. Dividends on each share of the Series C Stock shall be payable (i) at a quarterly rate of 7.70% per annum for the period ended December 15, 1985, and (ii) for each quarterly dividend period commencing on or after December 16, 1985, at a rate computed by multiplying $100 by the Applicable Rate (as defined herein) for such period and multiplying the result by the fraction of a year represented by such period, based upon a year of 365 or 366 days, as the case may be.

  (b) Payment of Dividends. Dividends on each share of the Series C Stock shall be fully cumulative and shall accrue whether or not earned, without interest, from the date of issuance of each share, and shall be payable in arrears on the 15th day of March, June, September and December in each year in which such shares are outstanding out of funds legally available for the payment of dividends, when, as and if declared by the Board of Directors.

  In the event that there shall be outstanding shares of any other series of the Preferred Stock or of any other class of the capital stock of the corporation ranking on a parity as to dividends with shares of the Series C Stock, the corporation, in making any dividend payment on account of arrears on shares of the Series C Stock or such other series of the Preferred Stock or such other class of capital stock, shall make payment ratably upon all outstanding shares of the Series C Stock, such other series of the Preferred Stock and such other class of capital stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of the Series C Stock, such other series of the Preferred Stock and such other class of capital stock to the date of such dividend payment.

  So long as any shares of the Series C Stock are outstanding, the corporation shall not (i) declare or pay or set apart for payment any dividend or other distribution (other than dividends or distributions payable in shares of Junior Stock) for any period upon any Junior Stock or any stock of the corporation ranking on a parity with the Series C Stock as to dividends or upon Liquidation or (ii) redeem, purchase or otherwise acquire for any consideration any shares of Junior Stock or any capital stock of the corporation ranking on a parity with the Series C Stock as to dividends or upon Liquidation, unless, in either case, all dividends payable to holders of shares of the Series C Stock and of any stock of the corporation ranking on a parity therewith as to dividends for its current dividend period and all past dividend periods have been paid (or are contemporaneously being paid), or a sum sufficient for the payment thereof has been irrevocably set aside in trust for the holders of all such shares; except that, notwithstanding clause (i) of this paragraph 5(b), the corporation may pay dividends on the shares of the Series C Stock and shares of stock of the corporation ranking on a parity therewith as to dividends ratably in accordance with the sums which would be payable on such shares if all dividends, including accumulations, if any, were declared and paid in full.

6.   REDEMPTION.

  (a) Redemption Price. Shares of the Series C Stock shall not be redeemable on or prior to November 14, 1990. After November 14, 1990 and in accordance with this paragraph 6, the shares of the Series C Stock shall be redeemable at any time or from time to time, in whole or in part, at the option of the corporation by vote of its Board of Directors; provided, however, that any partial redemption, in the opinion of an investment banking firm of national reputation selected by the corporation, shall not adversely affect the marketability of those shares of Series C Stock not redeemed. The redemption price shall be $103.00 per share if shares are redeemed on or prior to November 14, 1995 and $100 per share if shares are redeemed thereafter, plus in each case an amount equal to all unpaid dividends, whether or not earned or declared, accrued to the date fixed for redemption.

  (b) Redemption Procedure. Notice of any proposed redemption of all or any of the shares of the Series C Stock under this paragraph 6 shall be sent by the Clerk of the corporation by first class mail, postage prepaid, at least thirty
  (30) but not more than sixty (60) days prior to the date fixed for such redemption, to the holders of the shares of the Series C Stock to be redeemed, at their respective addresses appearing on the books of the corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail to any holder of shares of Series C Stock designated for redemption, or any defect in such notice, shall not affect the validity of the proceedings for the redemption of any other shares of the Series C Stock. If such notice of redemption shall have been duly mailed and if, on or before the date fixed for redemption designated in such notice, the funds necessary for the redemption shall have been provided by the corporation in accordance with the provisions of the following sentence, then, notwithstanding that any certificate of shares of Series C Stock so called for redemption shall not have been delivered for cancellation, the shares represented thereby shall no longer be deemed outstanding on and after the date such funds shall have been so provided, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to the shares of the Series C Stock so called for redemption shall terminate forthwith after such redemption date, excepting only the right of each holder to receive the redemption price thereof plus unpaid dividends accrued to such redemption date but without interest thereon. The corporation's obligation to provide funds for redemption shall be deemed fulfilled if, on or before the redemption date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation), having a capital and surplus of at least $50,000,000, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series C Stock so called for redemption. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of five years from such redemption date shall be released or repaid to the corporation, after which the holder or holders of shares of Series C Stock so called for redemption shall look only to the corporation for payment of the redemption price.

  (c) Pro Rata Redemption. If any proposed redemption of shares of the Series C Stock shall be less than all then outstanding shares of Series C Stock, such redemption shall be made on a pro rata basis, as nearly as possible, among all holders of shares of the Series C Stock outstanding at the time of redemption in the same proportion that each such holder's then respective holding of such shares shall bear to the aggregate number of such shares then outstanding.

  (d) Dividend Arrearages. Notwithstanding the foregoing provisions of this paragraph 6, if any dividends on shares of the Series C Stock are in arrears, no other shares of the Preferred Stock shall be redeemed, and the corporation shall not purchase or otherwise acquire any shares of the Preferred Stock, unless all outstanding shares of the Series C Stock are simultaneously redeemed, and the corporation shall not purchase or otherwise acquire any shares of the Series C Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series C Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series C Stock.


7.   VOTING RIGHTS.

  (a) General. The holders of shares of Series C Stock shall not, by virtue of their ownership thereof, be entitled to vote upon any matter except as otherwise provided in the Articles of Organization or by law. Whenever the holders of any shares of the Series C Stock shall be entitled to vote upon any matter, each outstanding share of the Series C Stock entitled to vote on such matter shall be entitled to one (1) vote.

  (b) Two-Thirds Approval. So long as any shares of the Series C Stock are outstanding, the corporation shall not, without first obtaining the consent, given in writing or in person or by proxy or at a meeting called for the purpose, of the holders of at least two-thirds (2/3rds) of the outstanding shares of the Series C Stock:

    (i) authorize or create any other class of capital stock (or series thereof), the shares of which rank prior to shares of Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation; or authorize, create or issue any bonds, notes, debentures, obligations, stock or other securities by their terms convertible into or evidencing a right to purchase shares of stock of any other class of capital stock (or series thereof) the shares of which rank prior to the shares of Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation;

    (ii) authorize or create any other series of Preferred Stock, the shares of which rank prior to shares of Series C Stock in respect of dividend payments or distributions or payments upon Liquidation; or authorize, create or issue any bonds, notes, debentures, obligations, stock or other securities by their terms convertible into or evidencing a right to purchase shares of any other series of Preferred Stock which rank prior to the shares of Series C Stock in respect of dividend payments or distributions or payments upon Liquidation;

    (iii) reclassify any shares of any class of capital stock into a class ranking prior to the Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation; reclassify any shares of Preferred Stock into a series which ranks prior to Series C Stock in respect of dividend payments or distributions or payments upon Liquidation; or reclassify any shares of Junior Stock into Series C Stock; or

    (iv) authorize any amendment to the Articles of Organization which would adversely affect the rights of the holders of the Series C Stock. For the purposes of this subclause (iv), the term "adversely affects" shall have the same meaning as it has in Section 77 of Chapter 156B of the Massachusetts General Laws, as in effect on February 10, 1984.

  (c) Special Voting Rights. Notwithstanding the foregoing, in the event that, at any time after the date of original issue of the shares of the Series C Stock, an amount equal to the full accrued dividends for six (6) or more quarterly dividend periods, whether or not consecutive, shall not have been paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for the holders of all of such shares, the Board of Directors of the corporation shall promptly take all necessary actions to increase the authorized number of directors of the corporation by one (1) and the holders of the shares of the Series C Stock then outstanding shall be entitled (by series, voting as a single class) to elect one (1) person director to the Board of Directors of the corporation (such right to elect one (1) director being hereinafter sometimes referred to as the "special voting rights"), each outstanding share having such right being entitled for such purpose to one vote; provided, however, that at such time as the arrearage in payment of dividends which gave rise to the exercise of the special voting rights has been cured with regard to the Series C Stock by waiver or payment of all accrued dividends, the right of the holders of such shares so to vote as provided in this paragraph 7(c) shall cease (subject to renewal from time to time upon the same terms and conditions) and the term of office of the person who is at that time a director elected by such holders shall terminate and the number of directors of the corporation shall be automatically reduced by one
  (1).

  (d) Special Voting Rights; Procedure. At any time after the special voting rights shall have become vested in the holders of the shares of the Series C Stock as provided in paragraph 7(c), the Clerk of the corporation, as promptly as possible but in any event within twenty (20) days after receipt of the written request of the holders of 10% of the shares of the Series C Stock then outstanding, addressed to the corporation at its principal office, shall call a special meeting of the holders of the shares of the Series C Stock for the purpose of electing such additional director, such meeting to be held at any place as provided by the By-Laws of the corporation for meetings of the corporation's stockholders, and upon not less than ten (10) nor more than twenty (20) days notice. If such meeting shall not be so called within twenty
  (20) days after receipt of the request by the Clerk of the corporation, then the holders of 10% of the shares of the Series C Stock then outstanding may, by written notice to the Clerk of the corporation, designate any person to call such meeting, and the person so designated may call such meeting, at any such place as provided above and upon not less than ten (10) nor more than twenty (20) days notice and for that purpose shall have access to the stockholder record books of the corporation. No such special meeting of the holders of the shares of the Series C Stock and no adjournment thereof shall be held on a date later than thirty (30) days before the annual meeting of stockholders of the corporation. At any meeting so called or at any annual meeting held at any time when the special voting rights are in effect, the holders of a majority of the shares of the Series C Stock then outstanding, present in person or by proxy, shall be sufficient to constitute a quorum for the election of such additional director, and such additional director, together with any and all other directors who are then members of the Board of Directors, shall constitute the duly elected directors of the corporation.

  (e) Vacancy in Office of Director Elected by Holders of Series C Stock. With respect to a vacancy arising in the directorship referred to in paragraph 7(c) at any time when the special voting rights are in effect pursuant to paragraph 7(c), upon the written request of the holders of 10% of the shares of the Series C Stock then outstanding, addressed to the corporation at its principal office, the Clerk of the corporation shall give notice of a special meeting of holders of the shares of the Series C Stock of the election of a director to fill such vacancy caused by the death, resignation or other inability to serve as a director elected by such holders, to be held not less than ten (10) nor more than twenty (20) days following receipt by the Clerk of the corporation of such written request. So long as special voting rights are in effect pursuant to paragraph 7(c), any director who shall have been so elected by the holders of the Series C Stock may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders.

8. STATUS OF REDEEMED SHARES OF SERIES C STOCK. All shares of the Series C Stock which have been redeemed by the corporation pursuant to paragraph 6 shall have, after such redemption, the status of authorized but unissued shares of Preferred Stock without designation of series and may be reissued but not as shares of Series C Stock.

(F)   Preferred Stock, Series D

1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Junior Participating Preferred Stock,

Series D" and the number of shares constituting such series shall be 200,000.

2.   DIVIDENDS AND DISTRIBUTIONS.

  (A) Subject to the prior and superior rights of the holders of any shares of any series of preferred stock ranking prior and superior to the shares of Junior Participating Preferred Stock, Series D with respect to dividends, the holders of shares of Junior Participating Preferred Stock, Series D shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Participating Preferred Stock, Series D, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $3.10 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions other than a dividend payable in shares of common stock, par value $2.25 per share, of the corporation (the "Common Stock") or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Participating Preferred Stock, Series D. In the event the corporation shall at any time after June 28, 1990 ( the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Junior Participating Preferred Stock, Series D were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (B) The corporation shall declare a dividend or distribution on the Junior Participating Preferred Stock, Series D as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $3.10 per share on the Junior Participating Preferred Stock, Series D shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

  (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Participating Preferred Stock, Series D from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Junior Participating Preferred Stock, Series D, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Participating Preferred Stock, Series D entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Participating Preferred Stock, Series D in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Junior Participating Preferred Stock, Series D entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

3. VOTING RIGHTS. The holders of shares of Junior Participating Preferred Stock, Series D shall have the following voting rights:

  (A) Subject to the provision for adjustment hereinafter set forth, each share of Junior Participating Preferred Stock, Series D shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the corporation. In the event the corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Junior Participating Preferred Stock, Series D were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (B) Except as otherwise provided herein or by law, the holders of shares of Junior Participating Preferred Stock, Series D and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the corporation.

  (C)(i) If at any time dividends on any Junior Participating Preferred Stock, Series D shall be in arrears in an amount equal to the full accrued dividends for six (6) or more quarterly dividends periods, whether or not consecutive, shall not have been paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for the holders of all of such shares, the Board of Directors of the corporation shall promptly take all necessary actions to increase the authorized number of directors of the corporation by one (1) and the holders of the shares of the Junior Participating Preferred Stock, Series D then outstanding shall be entitled (by series, voting as a single class) to elect one (1) person director to the Board of Directors of the corporation (such right to elect one
  (1) director being hereinafter sometimes referred to as the "special voting rights"), each outstanding share having such right being entitled for such purpose to one vote; provided, however, that at such time as the arrearage in payment of dividends which gave rise to the exercise of the special voting rights has been cured with regard to the Junior Participating Preferred Stock, Series D by waiver or payment of all accrued dividends, the right of the holders of such shares so to vote as provided in this paragraph (C)(i) of this
  Section 3 shall cease (subject to renewal from time to time upon the same terms and conditions) and the term of office of the person who is at that time a director elected by such holders shall terminate and the number of directors of the corporation shall be automatically reduced by one (1).

  (ii) At any time after the special voting rights shall have become vested in the holders of the shares of the Junior Participating Preferred Stock, Series D as provided in paragraph (C)(i) of this Section 3, the Clerk of the corporation, as promptly as possible but in any event within twenty (20) days after receipt of the written request of the holders of 10% of the shares of the Junior Participating Preferred Stock, Series D then outstanding, addressed to the corporation at its principal office, shall call a special meeting of the holders of the shares of the Junior Participating Preferred Stock, Series D for the purpose of electing such additional director, such meeting to be held at any place as provided by the Bylaws of the corporation for meetings of the corporation's stockholders, and upon not less then ten (10) nor more than twenty (20) days notice. If such meeting shall not be so called within twenty
  (20) days after receipt of the request by the Clerk of the corporation, then the holders of 10% of the shares of the Junior Participating Preferred Stock, Series D then outstanding may, by written notice to the Clerk of the corporation, designate any person to call such meeting, and the person so designated may call such meeting, at any such place as provided above and upon not less then ten (10) nor more than twenty (20) days notice and for that purpose shall have access to the stockholder record books of the corporation. No such special meeting of the holders of the shares of the Junior Participating Preferred Stock, Series D and no adjournment thereof shall be held on a date later than thirty
  (30) days before the annual meeting of stockholders of the corporation. At any meeting so called or at any annual meeting held at any time when the special voting rights are in effect, the holders of a majority of the shares of the Junior Participating Preferred Stock, Series D then outstanding, present in person or by proxy, shall be sufficient to constitute a quorum for the election of such additional director, and such additional director, together with any and all other directors who are then members of the Board of Directors, shall constitute the duly elected directors of the corporation.

  (C)(iii) With respect to a vacancy arising in the directorship referred to in paragraph (C)(i) of this Section 3 at any time when the special voting rights are in effect pursuant to paragraph (C)(i) of this Section 3, upon the written request of the holders of 10% of the shares of the Junior Participating Preferred Stock, Series D then outstanding, addressed to the corporation at its principal office, the Clerk of the corporation shall give notice of a special meeting of holders of the shares of the Junior Participating Preferred Stock, Series D of the election of a director to fill such vacancy caused by death, resignation or other inability to serve as a director elected by such holders, to be held not less than ten (10) nor more than twenty (20) days following receipt by the Clerk of the corporation of such written request. So long as special voting rights are in effect pursuant to paragraph (i) of this Section 3(c), any director who shall have been so elected by the holders of the Junior Participating Preferred Stock, Series D may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders.

  (D) Except as set forth herein, holders of Junior Participating Preferred Stock, Series D shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.   CERTAIN RESTRICTIONS.

  (A) Whenever quarterly dividends or other dividends or distributions payable on the Junior Participating Preferred Stock, Series D as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Participating Preferred Stock, Series D outstanding shall have been paid in full, the corporation shall not:

    (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Participating Preferred Stock, Series D;

    (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Participating Preferred Stock, Series D, except dividends paid ratably on the Junior Participating Preferred Stock, Series D and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

    (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Participating Preferred Stock, Series D, provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Participating Preferred Stock, Series D;

    (iv) purchase or otherwise acquire for consideration any shares of Junior Participating Preferred Stock, Series D, or any shares of stock ranking on a parity with the Junior Participating Preferred Stock, Series D, except pursuant to Section 8 or in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

  The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. REACQUIRED SHARES. Any shares of Junior Participating Preferred Stock, Series D purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

6.   LIQUIDATION, DISSOLUTION OR WINDING UP.

  (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Participating Preferred Stock, Series D unless, prior thereto, the holders of shares of Junior Participating Preferred Stock, Series D shall have received $1,000.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series D

  Liquidation Preference"). Following the payment of the full amount of the Series D Liquidation Preference, no additional distributions shall be made to the holders of shares of Junior Participating Preferred Stock, Series D unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series D Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii) immediately above being referred to as the "Adjustment Number"). Following the payment of the full amount of the Series D Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Junior Participating Preferred Stock, Series D and Common Stock, respectively, holders of Junior Participating Preferred Stock, Series D and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Junior Participating Preferred Stock, Series D and Common Stock, on a per share basis, respectively.

  (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Junior Participating Preferred Stock, Series D, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

  (C) In the event the corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7. CONSOLIDATION, MERGER, ETC. In case the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of Junior Participating Preferred Stock, Series D shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1000 times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the corporation shall at any time after the Rights Declaration Date
(i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Participating Preferred Stock, Series D shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8. REDEMPTION. The outstanding shares of Junior Participating Preferred Stock, Series D may be redeemed at the option of the Board of Directors as a whole, but not in part, at any time, or from time to time, at a cash price per share equal to 100 percent of (i) the product of the Adjustment Number times the Average Market Value (as such term is hereinafter defined) of the Common Stock, plus (ii) all dividends which on the redemption date have accrued on the shares to be redeemed and have not been paid, or declared and a sum sufficient for the payment thereof set apart, without interest. The "Average Market Value" is the average of the closing sale prices of the Common Stock during the 30 day period immediately preceding the date before the redemption date on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the average of the closing sale prices with respect to a share of Common Stock during such 30 day period, as quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value of the Common Stock as determined by the Board of Directors in good faith.

9. RANKING. The Junior Participating Preferred Stock, Series D shall rank junior to all other series of the corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

10. AMENDMENT. At such time as shares of Junior Participating Preferred Stock, Series D are outstanding, the Articles of Organization of the corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Junior Participating Preferred Stock, Series D so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Junior Participating Preferred Stock, Series D, voting separately as a class.

11. FRACTIONAL SHARES. Junior Participating Preferred Stock, Series D may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Junior Participating Preferred Stock, Series D.

12. CANCELLATION. Any shares of the Junior Participating Preferred Stock, Series D redeemed, exchanged, or purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof; all such shares shall upon their cancellation become authorized but unissued shares of preferred stock.

(G)  Preferred Stock, Series E

1.   DEFINITIONS OF CERTAIN EXPRESSIONS USED IN THIS PARAGRAPH. As used in this
Article 4, the following capitalized words and expressions have the respective meanings set out below:

     "Articles of Organization" means the Articles of Organization of the corporation as amended and in effect from time to time, including the amendment thereof effected pursuant to this paragraph.

     "Common Stock" means the capital stock of the corporation so designated and authorized from time to time and being stock which is junior to all series of the Preferred Stock in respect of dividend payments and of distribution or payments upon Liquidation.

     "corporation" means Bank of Boston Corporation and includes any successor corporation by merger, consolidation or otherwise if the stockholders of the former continue as stockholders of the continuing or combined corporation.

     "Junior Dividend Stock" means (i) the Common Stock, (ii) any series of the Preferred Stock which is specifically made junior to the Series E Stock, including the corporation's Junior Participating Preferred Stock, Series D and
(iii) any class of capital stock of the corporation which is specifically made junior to the Preferred Stock, in respect of payments of dividends.

     "Junior Liquidation Stock" means (i) the Common Stock, (ii) any series of the Preferred Stock which is specifically made junior to the Series E Stock, including the corporation's Junior Participating Preferred Stock, Series D and
(iii) any class of capital stock of the corporation which is specifically made junior to the Preferred Stock, in respect of distributions or payments upon Liquidation.

     "Junior Stock" means the Common Stock, the Junior Dividend Stock and the Junior Liquidation Stock.

     "Liquidation" means the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the corporation, but shall not include (i) the merger or consolidation of the corporation with another corporation pursuant to any statute which provides in effect that the stockholders of the former shall continue as stockholders of the continuing or combined corporation and (ii) the acquisition by the corporation of assets or stock of another corporation.

     "Preferred Stock" means the authorized class of the capital stock of the corporation so designated of which there are currently 10,000,000 shares authorized.

     "Series E Stock" means the series of Preferred Stock created by this paragraph.

2. NUMBER OF SHARES AND DESIGNATION. 920,000 shares of Preferred Stock are hereby constituted as a series of Preferred Stock, liquidation preference $250 per share, and designated as 8.60% Cumulative Preferred Stock, Series E. No additional shares of Preferred Stock may be issued as Series E Stock.

3. PREFERENCES. The preferences of each share of the Series E Stock with respect to dividend payments or to distributions or payments upon Liquidation will be in every respect on a parity with the preferences of every other share of Preferred Stock and of every other class of the capital stock of the corporation (other than Common Stock), from time to time outstanding, which other shares of the Preferred Stock and which other classes of capital stock are not made senior or junior to the Series E Stock as to dividend payments or to distributions or payments upon Liquidation.

4. LIQUIDATION. Upon Liquidation, the holders of the then outstanding Series E Stock shall be entitled, before any distribution or payment is made upon any of the Junior Liquidation Stock, to be paid in cash an amount equal to $250 per share of Series E Stock so held by them plus all accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for such payment. If upon Liquidation, the amounts payable with respect to shares of

Series E Stock and to any other shares of the capital stock of the corporation ranking as to any such distribution on a parity with the Series E Stock are not paid in full, the holders of shares of the Series E Stock and of such other shares shall share ratably in any such distribution of assets of the corporation in proportion to the full respective preferential amounts to which they are entitled.

Notice of Liquidation, stating the date when and the place where the amount payable on Liquidation will be paid, shall be sent by the Clerk of the corporation by first class mail, postage prepaid, at least thirty (30) but no more than sixty (60) days prior to the date fixed for such liquidation payment, to the holders of the shares of the Series E Stock, at their respective addresses appearing on the books of the corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail to any holder of shares of Series E Stock, or any defect in such notice, shall not affect the validity of the proceedings for the making of liquidation payments on any other shares of the Series E Stock or of any other series or class of the capital stock of the corporation. If such notice shall have been duly mailed and if, on or before the date fixed for liquidation payments designated in such notice, the funds necessary for such liquidation payments shall have been provided by the corporation in accordance with the provisions of the following sentence, then, notwithstanding that any certificate of shares of Series E Stock shall not have been delivered for cancellation, the shares represented thereby shall no longer be deemed outstanding on and after the date such funds shall have been so provided, the dividends thereon shall cease to accrue from and after the date fixed for such liquidation payments so designated, and all rights with respect to the shares of the Series E Stock shall terminate forthwith after such liquidation payment date, excepting only the right of the holder to receive the liquidation price thereof of $250 per share plus unpaid dividends accrued to such liquidation payment date but without interest thereon. The corporation's obligation to provide funds for liquidation payments shall be deemed fulfilled if, on or before the liquidation payment date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation), having a capital and surplus of at least $50,000,000, funds necessary for such liquidation payments, in trust, with irrevocable instructions that such funds be applied to such liquidation payments. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of five years from such liquidation payment date shall be released or repaid to the corporation, after which the holder or holders of shares of Series E Stock shall look only to the corporation for payment of liquidation payments.

5.  DIVIDENDS.

     (a) Dividend Rate. Dividends on each share of the Series E Stock shall be payable quarterly based on an annual rate of 8.60% multiplied by $250.
Dividends payable on the Series E Stock for any period less than a full dividend period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     (b) Payment of Dividends. Dividends on each share of the Series E Stock shall be fully cumulative and shall accrue whether or not earned, without interest, from the date of issuance of each share, and shall be payable in arrears on the 15th day of March, June, September and December in each year, commencing on December 15, 1992, in which such shares are outstanding out of funds legally available for the payment of dividends, when, as and if declared by the Board of Directors.

     In the event that there shall be outstanding shares of any other series of the Preferred Stock or of any other class of the capital stock of the corporation ranking on a parity as to dividends with shares of the Series E Stock, the corporation, in making any dividend payment on account of arrears on shares of the Series E Stock or such other series of the Preferred Stock or such other class of capital stock, shall make payment ratably upon all outstanding shares of the Series E Stock, such other series of the Preferred Stock and such other class of capital stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of the Series E Stock, such other series of the Preferred Stock and such other class of capital stock to the date of such dividend payment.

     So long as any shares of the Series E Stock are outstanding, the corporation shall not (i) declare or pay or set apart for payment any dividend or other distribution (other than dividends or distributions payable in shares of Junior Stock) for any period upon any Junior Stock or any stock of the corporation ranking on a parity with the Series E Stock as to dividends or upon Liquidation or (ii) redeem, purchase or otherwise acquire for any consideration any shares of Junior Stock or any capital stock of the corporation ranking on a parity with the Series E Stock as to dividends or upon Liquidation, unless, in either case, all dividends payable to holders of shares of the Series E Stock and of any stock of the corporation ranking on a parity therewith as to dividends for its current dividend period and all past dividend periods have been paid (or are contemporaneously being paid), or a sum sufficient for the payment thereof has been irrevocably set aside in trust for the holders of all such shares; except that, notwithstanding clause (i) of this paragraph 5(b), the corporation may pay dividends on the shares of the Series E Stock and shares of stock of the corporation ranking on a parity therewith as to dividends ratably in accordance with the sums which would be payable on such shares if all dividends, including accumulations, if any, were declared and paid in full.

6.  REDEMPTION.

     (a) Redemption Price. Shares of the Series E Stock shall not be redeemable prior to September 15, 1997. On and after such date, and in accordance with this paragraph 6, the shares of the Series E Stock shall be redeemable at any time or from time to time, in whole or in part, at the option of the corporation by vote of its Board of Directors, with the prior approval of the Board of Governors of the Federal Reserve System (if such approval is required at the time of redemption). The redemption price shall be $250 per share plus an amount equal to all unpaid dividends, whether or not earned or declared, accrued to the date fixed for redemption.

     (b) Redemption Procedure. Notice of any proposed redemption of all or any of the shares of the Series E Stock under this paragraph 6 shall be sent by the Clerk of the corporation by first class mail, postage prepaid, at least thirty
(30) but not more than sixty (60) days prior to the date fixed for such redemption, to the holders of the shares of the Series E Stock to be redeemed, at their respective addresses appearing on the books of the corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail to any holder of shares of Series E Stock designated for redemption, or any defect in such notice, shall not affect the validity of the proceedings for the redemption of any other shares of the Series E Stock. If such notice of redemption shall have been duly mailed and if, on or before the date fixed for redemption designated in such notice, the funds necessary for the redemption shall have been provided by the corporation in accordance with the provisions of the following sentence, then, notwithstanding that any certificate of shares of Series E Stock so called for redemption shall not have been delivered for cancellation, the shares represented thereby shall no longer be deemed outstanding on and after the date such funds shall have been so provided, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to the shares of the Series E Stock so called for redemption shall terminate forthwith after such redemption date, excepting only the right of each holder to receive the redemption price thereof plus unpaid dividends accrued to such redemption date but without interest thereon. The corporation's obligation to provide funds for redemption shall be deemed fulfilled if, on or before the redemption date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation), having a capital and surplus of at least $50,000,000, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series E Stock so called for redemption. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of five years from such redemption date shall be released or repaid to the corporation, after which the holder or holders of shares of Series E Stock so called for redemption shall look only to the corporation for payment of the redemption price.

     (c) Pro Rata Redemption. If any proposed redemption of shares of the Series E Stock shall be less than all then outstanding shares of Series E Stock, such redemption shall be made on a pro rata basis, as nearly as possible, among all holders of shares of the Series E Stock outstanding at the time of redemption in the same proportion that each such holder's then respective holding of such shares shall bear to the aggregate number of such shares then outstanding.

     (d) Dividend Arrearages. Notwithstanding the foregoing provisions of this paragraph 6, if any dividends on shares of the Series E Stock are in arrears, no other shares of the Preferred Stock shall be redeemed, and the corporation shall not purchase or otherwise acquire any shares of the Preferred Stock, unless all outstanding shares of the Series E Stock are simultaneously redeemed in accordance with the foregoing provisions of this paragraph 6, and the corporation shall not purchase or otherwise acquire any shares of the Series E Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series E Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series E Stock.

7.  VOTING RIGHTS.

     (a) General. The holders of shares of Series E Stock shall not, by virtue of their ownership thereof, be entitled to vote upon any matter except as otherwise provided in the Articles of Organization or by law. Whenever the holders of any shares of the Series E Stock shall be entitled to vote upon any matter, each outstanding share of the Series E Stock entitled to vote on such matter shall be entitled to one (1) vote.

     (b) Two-Thirds Approval. So long as any shares of the Series E Stock are outstanding, the corporation shall not, without first obtaining the consent, given in writing or in person or by proxy or at a meeting called for the purpose, of the holders of at least two-thirds (2/3rds) of the outstanding shares of the Series E Stock:

        (i) authorize or create any other class of capital stock (or series thereof), the shares of which rank prior to shares of Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation; or authorize, create or issue any bonds, notes, debentures, obligations, stock or other securities by their terms convertible into or evidencing a right to purchase shares of stock of any other class of capital stock (or series thereof) the shares of which rank prior to the shares of Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation;

        (ii) authorize or create any other series of Preferred Stock, the shares of which rank prior to shares of Series E Stock in respect of dividend payments or distributions or payments upon Liquidation; or authorize, create or issue any bonds, notes, debentures, obligations, stock or other securities by their terms convertible into or evidencing a right to purchase shares of any other series of Preferred Stock which rank prior to the shares of Series E Stock in respect of dividend payments or distributions or payments upon Liquidation ;

          (iii) reclassify any shares of any class of capital stock into a class ranking prior to the Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation; reclassify any shares of Preferred Stock into a series which ranks prior to Series E Stock in respect of dividend payments or distributions or payments upon Liquidation; or reclassify any shares of Junior Stock into Series E Stock; or

          (iv) authorize any amendment to the Articles of Organization which would adversely affect the rights of the holders of the Series E Stock. For the purposes of this subparagraph (iv), the term "adversely affects" shall have the same meaning as it has in Section 77 of Chapter 156B of the Massachusetts General Laws, as in effect on August 6, 1992.

     (c) Special Voting Rights. Notwithstanding the foregoing, in the event that, at any time after the date of original issue of the shares of the Series E Stock, an amount equal to the full accrued dividends for six (6) or more quarterly dividend periods, whether or not consecutive, shall not have been paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for the holders of all of such shares, the Board of Directors of the corporation shall promptly take all necessary actions to increase the authorized number of directors of the corporation by one
(1), and the holders of the shares of the Series E Stock then outstanding shall be entitled (by series, voting as a single class) to elect one (1) person director to the Board of Directors of the corporation (such right to elect one
(1) director being hereinafter sometimes referred to as the "special voting rights"), each outstanding share having such right being entitled for such purpose to one vote; provided, however, that at such time as the arrearage in payment of dividends which gave rise to the exercise of the special voting rights has been cured with regard to the Series E Stock by waiver or payment of all accrued dividends, the right of the holders of such shares so to vote as provided in this paragraph 7(c) shall cease (subject to renewal from time to time upon the same terms and conditions), and the term of office of the person who is at that time a director elected by such holders shall terminate and the number of directors of the corporation shall be automatically reduced by one
(1).

     (d) Special Voting Rights; Procedure. At any time after the special voting rights shall have become vested in the holders of the shares of the Series E Stock as provided in paragraph 7(c), the Clerk of the corporation, as promptly as possible but in any event within twenty (20) days after receipt of the written request of the holders of 10% of the shares of the Series E Stock then outstanding, addressed to the corporation at its principal office, shall call a special meeting of the holders of the shares of the Series E Stock for the purpose of electing such additional director, such meeting to be held at any place as provided by the By-Laws of the corporation for meetings of the corporation's stockholders, and upon not less than ten (10) nor more than twenty
(20) days notice. If such meeting shall not be so called within twenty (20) days after receipt of the request by the Clerk of the corporation, then the holders of 10% of the shares of the Series E Stock then outstanding may, by written notice to the Clerk of the corporation, designate any person to call such meeting, and the person so designated may call such meeting, at any such place as provided above and upon not less than ten (10) nor more than twenty (20) days notice and for that purpose shall have access to the stockholder record books of the corporation. No such special meeting of the holders of the shares of the Series E Stock and no adjournment thereof shall be held on a date later than thirty (30) days before the annual meeting of stockholders of the corporation. At any meeting so called or at any annual meeting held at any time when the special voting rights are in effect, the holders of a majority of the shares of the Series E Stock then outstanding, present in person or by proxy, shall be sufficient to constitute a quorum for the election of such additional director, and such additional director, together with any and all other directors who are then members of the Board of Directors, shall constitute the duly elected directors of the corporation.

     (e) Vacancy in Office of Director Elected by Holders of Series E Stock. With respect to a vacancy arising in the directorship referred to in paragraph 7(c) at any time when the special voting rights are in effect pursuant to paragraph 7(c), upon the written request of the holders of 10% of the shares of the Series E Stock then outstanding, addressed to the corporation at its principal office, the Clerk of the corporation shall give notice of a special meeting of holders of the shares of the Series E Stock of the election of a director to fill such vacancy caused by the death, resignation or other inability to serve as a director elected by such holders, to be held not less than ten (10) nor more than twenty (20) days following receipt by the Clerk of the corporation of such written request. So long as special voting rights are in effect pursuant to paragraph 7(c), any director who shall have been so elected by the holders of the Series E Stock may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders.

8. STATUS OF REDEEMED SHARES OF SERIES E STOCK. All shares of the Series E Stock which have been redeemed by the corporation pursuant to paragraph 6 shall have, after such redemption, the status of authorized but unissued shares of

Preferred Stock without designation of series and may be reissued but not as shares of Series E Stock.

(H)  Preferred Stock, Series F

1.   DEFINITIONS OF CERTAIN EXPRESSIONS USED IN THIS PARAGRAPH.  As used in this
Section 4, the following capitalized words and expressions have the respective meanings set out below:

  "Articles of Organization" mean the Articles of Organization of the corporation as amended and in effect from time to time, including the amendment thereof effected pursuant to this paragraph.

  "Common Stock" means the capital stock of the corporation so designated and authorized from time to time and being stock which is junior to all series of the Preferred Stock in respect of dividend payments and of distributions or payments upon Liquidation.

  "corporation" means Bank of Boston Corporation and includes any successor corporation by merger, consolidation or otherwise if the stockholders of the former continue as stockholders of the continuing or combined corporation.

  "Junior Dividend Stock" means (i) the Common Stock, (ii) any series of the Preferred Stock which is specifically made junior to the Series F Stock, including the corporation's Junior Participating Preferred Stock, Series D and
  (iii) any class of capital stock of the corporation which is specifically made junior to the Preferred Stock, in respect of payments of dividends.

  "Junior Liquidation Stock" means (i) the Common Stock, (ii) any series of the Preferred Stock which is specifically made junior to the Series F Stock, including the corporation's Junior Participating Preferred Stock, Series D and
  (iii) any class of capital stock of the corporation which is specifically made junior to the Preferred Stock, in respect of distributions or payments upon Liquidation.

  "Junior Stock" means the Common Stock, the Junior Dividend Stock and the Junior Liquidation Stock.

  "Liquidation" means the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the corporation, but shall not include (i) the merger or consolidation of the corporation with another corporation pursuant to any statute which provides in effect that the stockholders of the former shall continue as stockholders of the continuing or combined corporation and (ii) the acquisition by the corporation of assets or stock of another corporation.

   "Preferred Stock" means the authorized class of the capital stock of the corporation so designated of which there are currently 10,000,000 shares authorized.

   "Series F Stock" means the series of Preferred Stock created by this paragraph.

2. NUMBER OF SHARES AND DESIGNATION. 280,000 shares of Preferred Stock are hereby constituted as a series of Preferred Stock, liquidation preference $250 per share, and designated as 7 7/8% Cumulative Preferred Stock, Series F. No additional shares of Preferred Stock may be issued as Series F Stock.

3. PREFERENCES. The preferences of each share of the Series F Stock with respect to dividend payments or to distributions or payments upon Liquidation will be in every respect on a parity with the preferences of every other share of Preferred Stock and of every other class of the capital stock of the corporation (other than Common Stock), from time to time outstanding, which other shares of the Preferred Stock and which other classes of capital stock are not made senior or junior to the Series F Stock as to dividend payments or to distributions or payments upon Liquidation.

4. LIQUIDATION. Upon Liquidation, the holders of the then outstanding Series F Stock shall be entitled, before any distribution or payment is made upon any of the Junior Liquidation Stock, to be paid in cash an amount equal to $250 per share of Series F Stock so held by them plus all accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for such payment. If upon Liquidation, the amounts payable with respect to shares of Series F Stock and to any other shares of the capital stock of the corporation ranking as to any such distribution on a parity with the Series F Stock are not paid in full, the holders of shares of the Series F Stock and of such other shares shall share ratably in any such distribution of assets of the corporation in proportion to the full respective preferential amounts to which they are entitled.

     Notice of Liquidation, stating the date when and the place where the amount payable on Liquidation will be paid, shall be sent by the Clerk of the corporation by first class mail, postage prepaid, at least thirty (30) but no more than sixty (60) days prior to the date fixed for such liquidation payment, to the holders of the shares of the Series F Stock, at their respective addresses appearing on the books of the corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail to any holder of shares of Series F Stock, or any defect in such notice, shall not affect the validity of the proceedings for the making of liquidation payments on any other shares of the Series F Stock or of any other series or class of the capital stock of the corporation. If such notice shall have been duly mailed and if, on or before the date fixed for liquidation payments designated in such notice, the funds necessary for such liquidation payments shall have been provided by the corporation in accordance with the provisions of the following sentence, then, notwithstanding that any certificate of shares of Series F Stock shall not have been delivered for cancellation, the shares represented thereby shall no longer be deemed outstanding on and after the date such funds shall have been so provided, the dividends thereon shall cease to accrue from and after the date fixed for such liquidation payments so designated, and all rights with respect to the shares of the Series F Stock shall terminate forthwith after such liquidation payment date, excepting only the right of the holder to receive the liquidation price thereof of $250 per share plus unpaid dividends accrued to such liquidation payment date but without interest thereon. The corporation's obligation to provide funds for liquidation payments shall be deemed fulfilled if, on or before the liquidation payment date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation), having a capital and surplus of at least $50,000,000, funds necessary for such liquidation payments, in trust, with irrevocable instructions that such funds be applied to such liquidation payments.

     Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of five years from such liquidation payment date shall be released or repaid to the corporation, after which the holder or holders of shares of Series F Stock shall look only to the corporation for payment of liquidation payments.

5.  DIVIDENDS.

  (a) Dividend Rate. Dividends on each share of the Series F Stock shall be payable quarterly based on an annual rate of 7 7/8% multiplied by $250. Dividends payable on the Series F Stock shall be computed (i) for any period other than a full dividend period, on the basis of a 360-day year consisting of twelve 30-day months and (ii) for each full dividend period, by dividing the annual dividend rate by four.

  (b) Payment of Dividends. Dividends on each share of the Series F Stock shall be fully cumulative and shall accrue whether or not earned, without interest, from the date of issuance of each share, and shall be payable in arrears on the 15th day of March, June, September and December in each year, commencing on September 15, 1993, in which such shares are outstanding out of funds legally available for the payment of dividends, when, as and if declared by the Board of Directors.

  In the event that there shall be outstanding shares of any other series of the Preferred Stock or of any other class of the capital stock of the corporation ranking on a parity as to dividends with shares of the Series F Stock, the corporation, in making any dividend payment on account of arrears on shares of the Series F Stock or such other series of the Preferred Stock or such other class of capital stock, shall make payment ratably upon all outstanding shares of the Series F Stock, such other series of the Preferred Stock and such other class of capital stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of the Series F Stock, such other series of the Preferred Stock and such other class of capital stock to the date of such dividend payment.

  So long as any shares of the Series F Stock are outstanding, the corporation shall not (i) declare or pay or set apart for payment any dividend or other distribution (other than dividends or distributions payable in shares of Junior Stock) for any period upon any Junior Stock or any stock of the corporation ranking on a parity with the Series F Stock as to dividends or upon Liquidation or (ii) redeem, purchase or otherwise acquire for any consideration any shares of Junior Stock or any capital stock of the corporation ranking on a parity with the Series F Stock as to dividends or upon Liquidation, unless, in either case, all dividends payable to holders of shares of the Series F Stock and of any stock of the corporation ranking on a parity therewith as to dividends for its current dividend period and all past dividend periods have been paid (or are contemporaneously being paid), or a sum sufficient for the payment thereof has been irrevocably set aside in trust for the holders of all such shares; except that, notwithstanding clause (i) of this paragraph 5(b), the corporation may pay dividends on the shares of the Series F Stock and shares of stock of the corporation ranking on a parity therewith as to dividends ratably in accordance with the sums which would be payable on such shares if all dividends, including accumulations, if any, were declared and paid in full.

6.  REDEMPTION.

  (a) Redemption Price. Shares of the Series F Stock shall not be redeemable prior to July 15, 1998. On and after such date, and in accordance with this paragraph 6, the shares of the Series F Stock shall be redeemable at any time or from time to time, in whole or in part, at the option of the corporation by vote of its Board of Directors, with the prior approval of the Board of Governors of the Federal Reserve System (if such approval is required at the time of redemption). The redemption price shall be $250 per share plus an amount equal to all unpaid dividends, whether or not earned or declared, accrued to the date fixed for redemption.

  (b) Redemption Procedure. Notice of any proposed redemption of all or any of the shares of the Series F Stock under this paragraph 6 shall be sent by the Clerk of the corporation by first class mail, postage prepaid, at least thirty
  (30) but not more than sixty (60) days prior to the date fixed for such redemption, to the holders of the shares of the Series F Stock to be redeemed, at their respective addresses appearing on the books of the corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail to any holder of shares of Series F Stock designated for redemption, or any defect in such notice, shall not affect the validity of the proceedings for the redemption of any other shares of the Series F Stock. If such notice of redemption shall have been duly mailed and if, on or before the date fixed for redemption designated in such notice, the funds necessary for the redemption shall have been provided by the corporation in accordance with the provisions of the following sentence, then, notwithstanding that any certificate of shares of Series F Stock so called for redemption shall not have been delivered for cancellation, the shares represented thereby shall no longer be deemed outstanding on and after the date such funds shall have been so provided, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to the shares of the Series F Stock so called for redemption shall terminate forthwith after such redemption date, excepting only the right of each holder to receive the redemption price thereof plus unpaid dividends accrued to such redemption date but without interest thereon. The corporation's obligation to provide funds for redemption shall be deemed fulfilled if, on or before the redemption date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation), having a capital and surplus of at least $50,000,000, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series F Stock so called for redemption. Any interest accrued on such funds shall be paid to the corporation from time to time.

  Any funds so deposited and unclaimed at the end of five years from such redemption date shall be released or repaid to the corporation, after which the holder or holders of shares of Series F Stock so called for redemption shall look only to the corporation for payment of the redemption price.

  (c) Pro Rata Redemption. If any proposed redemption of shares of the Series F Stock shall be less than all then outstanding shares of Series F Stock, such redemption shall be made on a pro rata basis, as nearly as possible, among all holders of shares of the Series F Stock outstanding at the time of redemption in the same proportion that each such holder's then respective holding of such shares shall bear to the aggregate number of such shares then outstanding.

  (d) Dividend Arrearages. Notwithstanding the foregoing provisions of this paragraph 6, if any dividends on shares of the Series F Stock are in arrears, no other shares of the Preferred Stock shall be redeemed, and the corporation shall not purchase or otherwise acquire any shares of the Preferred Stock, unless all outstanding shares of the Series F Stock are simultaneously redeemed in accordance with the foregoing provisions of this paragraph 6, and the corporation shall not purchase or otherwise acquire any shares of the Series F Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series F Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series F Stock.

7.  VOTING RIGHTS.

  (a) General. The holders of shares of Series F Stock shall not, by virtue of their ownership thereof, be entitled to vote upon any matter except as otherwise provided in the Articles of Organization or by law. Whenever the holders of any shares of the Series F Stock shall be entitled to vote upon any matter, each outstanding share of the Series F Stock entitled to vote on such matter shall be entitled to one (1) vote.

  (b) Two-Thirds Approval. So long as any shares of the Series F Stock are outstanding, the corporation shall not, without first obtaining the consent, given in writing or in person or by proxy or at a meeting called for the purpose, of the holders of at least two-thirds (2/3rds) of the outstanding shares of the Series F Stock:

    (i) authorize or create any other class of capital stock (or series thereof), the shares of which rank prior to shares of Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation; or authorize, create or issue any bonds, notes, debentures, obligations, stock or other securities by their terms convertible into or evidencing a right to purchase shares of stock of any other class of capital stock (or series thereof) the shares of which rank prior to the shares of Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation;

    (ii) authorize or create any other series of Preferred Stock, the shares of which rank prior to shares of Series F Stock in respect of dividend payments or distributions or payments upon Liquidation; or authorize, create or issue any bonds, notes, debentures, obligations, stock or other securities by their terms convertible into or evidencing a right to purchase shares of any other series of Preferred Stock which rank prior to the shares of Series F Stock in respect of dividend payments or distributions or payments upon Liquidation;

    (iii) reclassify any shares of any class of capital stock into a class ranking prior to the Preferred Stock in respect of dividend payments or distributions or payments upon Liquidation; reclassify any shares of Preferred Stock into a series which ranks prior to Series F Stock in respect of dividend payments or distributions or payments upon Liquidation; or reclassify any shares of Junior Stock into Series F Stock; or

    (iv) authorize any amendment to the Articles of Organization which would adversely affect the rights of the holders of the Series F Stock. For the purposes of this subparagraph (iv), the term "adversely affects" shall have the same meaning as it has in Section 77 of Chapter 156B of the Massachusetts General Laws, as in effect on June 24, 1993.

  (c) Special Voting Rights. Notwithstanding the foregoing, in the event that, at any time after the date of original issue of the shares of the Series F Stock, an amount equal to the full accrued dividends for six (6) or more quarterly dividend periods, whether or not consecutive, shall not have been paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for the holders of all of such shares, the Board of Directors of the corporation shall promptly take all necessary actions to increase the authorized number of directors of the corporation by one (1), and the holders of the shares of the Series F Stock then outstanding shall be entitled (by series, voting as a single class) to elect one (1) person director to the Board of Directors of the corporation (such right to elect one (1) director being hereinafter sometimes referred to as the "special voting rights"), each outstanding share having such right being entitled for such purpose to one vote; provided, however, that at such time as the arrearage in payment of dividends which gave rise to the exercise of the special voting rights has been cured with regard to the Series F Stock by waiver or payment of all accrued dividends, the right of the holders of such shares so to vote as provided in this paragraph 7(c) shall cease (subject to renewal from time to time upon the same terms and conditions), and the term of office of the person who is at that time a director elected by such holders shall terminate and the number of directors of the corporation shall be automatically reduced by one
  (1).

  (d) Special Voting Rights; Procedure. At any time after the special voting rights shall have become vested in the holders of the shares of the Series F Stock as provided in paragraph 7(c), the Clerk of the corporation, as promptly as possible but in any event within twenty (20) days after receipt of the written request of the holders of 10% of the shares of the Series F Stock then outstanding, addressed to the corporation at its principal office, shall call a special meeting of the holders of the shares of the Series F Stock for the purpose of electing such additional director, such meeting to be held at any place as provided by the By-Laws of the corporation for meetings of the corporation's stockholders, and upon not less than ten (10) nor more than twenty (20) days notice. If such meeting shall not be so called within twenty (20) days after receipt of the request by the Clerk of the corporation, then the holders of 10% of the shares of the Series F Stock then outstanding may, by written notice to the Clerk of the corporation, designate any person to call such meeting, and the person so designated may call such meeting, at any such place as provided above and upon not less than ten (10) nor more than twenty (20) days notice and for that purpose shall have access to the stockholder record books of the corporation. No such special meeting of the holders of the shares of the Series F Stock and no adjournment thereof shall be held on a date later than thirty (30) days before the annual meeting of stockholders of the corporation. At any meeting so called or at any annual meeting held at any time when the special voting rights are in effect, the holders of a majority of the shares of the Series F Stock then outstanding, present in person or by proxy, shall be sufficient to constitute a quorum for the election of such additional director, and such additional director, together with any and all other directors who are then members of the Board of Directors, shall constitute the duly elected directors of the corporation.

  (e) Vacancy in Office of Director Elected by Holders of Series F Stock. With respect to a vacancy arising in the directorship referred to in paragraph 7(c) at any time when the special voting rights are in effect pursuant to paragraph 7(c), upon the written request of the holders of 10% of the shares of the Series F Stock then outstanding, addressed to the corporation at its principal office, the Clerk of the corporation shall give notice of a special meeting of holders of the shares of the Series F Stock of the election of a director to fill such vacancy caused by the death, resignation or other inability to serve as a director elected by such holders, to be held not less than ten (10) nor more than twenty (20) days following receipt by the Clerk of the corporation of such written request. So long as special voting rights are in effect pursuant to paragraph 7(c), any director who shall have been so elected by the holders of the Series F Stock may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders.

8. STATUS OF REDEEMED SHARES OF SERIES F STOCK. All shares of the Series F Stock which have been redeemed by the corporation pursuant to paragraph 6 shall have, after such redemption, the status of authorized but unissued shares of Preferred Stock without designation of series and may be reissued but not as shares of Series F Stock.


                                   ARTICLE 5

The restrictions, if any, imposed by these Articles of Organization upon the transfer of shares of stock of any class are as follows: None.

                                   ARTICLE 6

(A) The Directors may amend, add to or repeal the By-Laws in whole or in part except with respect to any provision thereof which, by law or the By-Laws requires action of the stockholders.

(B)  Meetings of the stockholders may be held anywhere in the United States.

(C) The corporation may be a partner in any business enterprise which the corporation would have the power to conduct by itself.

(D) No director shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that this provision shall not eliminate the liability of a director, to the extent that such liability is provided by applicable law, (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 (or successor provisions) of Chapter 156B of the Massachusetts General Laws or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate the liability of a director for any act or omission occurring prior to the date upon which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                       THE COMMONWEALTH OF MASSACHUSETTS

                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         WILLIAM F. GALVIN, Secretary
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                 ARTICLE OF AMENDMENT                    FEDERAL IDENTIFICATION
       General Laws, Chapter 156B, Section 72                    No. 04-2471221

 We  Charles K. Gifford                                   President, and
     Gary A. Spiess                                       Clerk, of

                          Bank of Boston Corporation
- --------------------------------------------------------------------------------
                          (EXACT Name of Corporation)

located at:        100 Federal Street, Boston, Massachusetts 02110
             -------------------------------------------------------------------
                    (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles Numbered:
 3
- -----
- --------------------------------------------------------------------------------
       (Number those articles 1,2,3,4,5, and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on April 25
                                                                       --------
1996 by vote of :
- ---

                                 Common Stock
 88,527,374  Shares of Par Value $2.25 per share out of 110,507,016 shares
- ------------           -------------------------        -----------
                     type, class & series, (if any)
outstanding,

____________ Shares of _________________________ out of ________ shares type, class & series, (if any)
outstanding,

____________ shares of _________________________ out of _________ shares type, class & series, (if any)
outstanding,

being at least a majority of each type, class or series outstanding and entitled to vote thereon:

VOTED: That the Restated Articles of Organization of the Corporation be amended by increasing and changing the authorized shares of Common Stock from 200,000,000 shares, par value $2.25 per share to 300,000,000 shares, par value $1.50 per share.

 To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

 The total presently authorized is:

 WITHOUT PAR VALUE STOCKS

- ---------------------------------
     TYPE      NUMBER OF SHARES
- ---------------------------------
 COMMON:

- ---------------------------------
 PREFERRED:    10,000,000*

- ---------------------------------

        WITH PAR VALUE STOCKS

- --------------------------------------------
  TYPE        NUMBER OF SHARES   PAR VALUE
- --------------------------------------------
  COMMON:     200,000,000        $2.25

- --------------------------------------------
  PREFERRED:

- --------------------------------------------

CHANGE the total authorized to:

 WITHOUT PAR VALUE STOCKS

- ---------------------------------
     TYPE     NUMBER OF SHARES
- ---------------------------------
 COMMON:

- ---------------------------------
 PREFERRED:  10,000,000*

- ---------------------------------

           WITH PAR VALUE STOCKS

- --------------------------------------------
     TYPE    NUMBER OF SHARES   PAR  VALUE
- --------------------------------------------
 COMMON:     300,000,000         $1.50

- --------------------------------------------
 PREFERRED:

- --------------------------------------------

 *Of the 10,000,000 shares of Preferred Stock, the following series have been authorized: 1,045,712 shares of Adjustable Rate Cumulative Preferred Stock, Series A, (ii) 1,576,068 shares of Adjustable Rate Cumulative Preferred Stock, Series B, (iii) 775,390 shares of Adjustable Rate Cumulative Preferred Stock, Series C, (iv) 200,000 shares of Junior Participating Preferred Stock, Series D, (v) 920,000 shares of 8.60% Cumulative Preferred Stock, Series E and (vi) 280,000 shares of 7 7/8% Cumulative Preferred Stock, Series F.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE:_____________________


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 26th day of April in the year 1996.


/s/ CHARLES K. GIFFORD                                     President
- -----------------------------------------------------------
Charles K. Gifford


/s/ GARY S. SPIESS                                         Clerk
- -----------------------------------------------------------
Gary A. Spiess